                                                                    EXHIBIT 99.2




CONSENT SOLICITATION STATEMENT
                                                           [NOBLE LOGO]

                           NOBLE DRILLING CORPORATION
                      SOLICITATION OF CONSENTS RELATING TO
                    $125,000,000 AGGREGATE PRINCIPAL AMOUNT
                      OF ITS 9 1/4% SENIOR NOTES DUE 2003

         Noble Drilling Corporation (the "Company") hereby solicits consents (the "Consents"), upon the terms and subject to the conditions in this Consent Solicitation Statement and the accompanying form of Consent (together, the "Consent Solicitation"), to the execution of a First Supplemental Indenture (the "First Supplemental Indenture") effecting certain proposed amendments (the "Proposed Amendments") to the Indenture dated as of October 1, 1993 (the "Indenture") between the Company and Texas Commerce Bank National Association, as trustee (the "Trustee"), pursuant to which the 9 1/4% Senior Notes Due 2003 (the "9 1/4% Senior Notes") of the Company were issued. The Consents are being solicited from holders of record (each a "Holder" and collectively, the "Holders") of the 9 1/4% Senior Notes as of 5:00 P.M., New York City time, on Thursday, September 5, 1996 (the "Record Date"). For a description of the Proposed Amendments, see "The Proposed Amendments."

         The purpose of the Proposed Amendments is to make the definitions, covenants and events of default contained in the Indenture consistent with those contained in the Indenture dated as of July 1, 1996 (the "1996 Indenture") between the Company and Texas Commerce Bank National Association, as trustee, pursuant to which $125,000,000 principal amount of 9 1/8% Senior Notes due 2006 (the "9 1/8% Senior Notes") of the Company were issued on July 1, 1996. See "The Proposed Amendments--The Neddrill Acquisition" and "The Proposed Amendments--9 1/8% Senior Notes due 2006."

         Adoption of the Proposed Amendments requires the Consent of Holders as of the Record Date of a majority in principal amount of the Outstanding (as defined in the Indenture) 9 1/4% Senior Notes (the "Required Consents"). In the event the Proposed Amendments are effected, the Company will, promptly after the Expiration Date (as defined below), pay to the Holders as of the Record Date of 9 1/4% Senior Notes in respect of which there has been delivered valid and unrevoked Consents prior to the Expiration Date, $3.75 in cash for each $1,000 in principal amount of Outstanding 9 1/4% Senior Notes (a "Consent Payment"). Only a Holder as of the Record Date of the 9 1/4% Senior Notes in respect of which there has been delivered a valid and unrevoked Consent prior to the Expiration Date will be entitled to receive a Consent Payment. A HOLDER AS OF THE RECORD DATE WHO DISAPPROVES OR HOLDS A 9 1/4% SENIOR NOTE IN RESPECT OF WHICH NO CONSENT HAS BEEN SUBMITTED WILL NOT BE ENTITLED TO RECEIVE A CONSENT PAYMENT. See "The Consent Solicitation--Consent Payments."

         Consents will not be effective unless completed in accordance with the instructions set forth therein and herein and returned to Texas Commerce Bank National Association (the "Depositary") at (a) if by mail or courier, 55 Water Street, North Building, Room 234, Windows 20 and 21, New York, New York 10041,
Attention: Corporate Trust Services, OR 1201 Main Street, 18th Floor, Dallas, Texas 75202 OR 600 Travis Street, 8th Floor, Houston, Texas 77002, Attention:
Global Trust Services--Noble Drilling, (b) if by hand delivery, 55 Water Street, North Building, Room 234, Windows 20 and 21, New York, New York 10041,
Attention: Corporate Trust Services OR 1201 Main Street, 18th Floor, Dallas, Texas 75202 and (c) if by facsimile, (214) 672-5744, Attention: Frank Ivins, confirmed by telephone at (214) 672-5678, in each case prior to the Expiration Date. The term "Expiration Date" means 5:00 P.M., New York City time, on September 27, 1996, unless the Company, in its sole discretion, extends the period during which the Consent Solicitation is open, in which event the term "Expiration Date" means the latest time and date to which the Consent Solicitation is so extended.

         THE CONSENT SOLICITATION COMMENCES ON FRIDAY, SEPTEMBER 6, 1996, AND WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FRIDAY, SEPTEMBER 27, 1996, UNLESS OTHERWISE EXTENDED. CONSENTS MAY BE REVOKED AT ANY TIME PRIOR TO THE EXPIRATION DATE ON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH HEREIN. SEE "THE CONSENT SOLICITATION--REVOCATION OF CONSENTS."

                             --------------------

         Please handle this matter through your broker or bank. For further information relating to the Consent Solicitation or to obtain copies of this Consent Solicitation Statement, please contact the Information Agent (as defined herein) at the telephone number set forth on the back cover page of this Consent Solicitation Statement.

September 6, 1996

         Subject to the terms hereof, promptly after the Expiration Date, assuming the Required Consents are received (and not revoked), the First Supplemental Indenture amending the Indenture to effect the Proposed Amendments will be executed. Upon the execution of the First Supplemental Indenture, the 9 1/4% Senior Notes will become subject to the provisions thereof regardless of whether a Holder as of the Record Date has consented to the Consent Solicitation. The proposed form of First Supplemental Indenture is attached hereto as Annex I.

         Only a Holder as of the Record Date (or such Holder's legal representatives) may execute and deliver a Consent, and unless revoked prior to the Expiration Date by the Holder as of the Record Date, such Consent will be binding on all subsequent transferees of such Holder's 9 1/4% Senior Notes in respect of which the Consent was given. Any beneficial owner as of the Record Date of 9 1/4% Senior Notes who is not the Holder of such 9 1/4% Senior Notes must arrange with the person who is the Holder as of the Record Date or such Holder's assignee or nominee to execute and deliver a Consent on behalf of such beneficial owner. For purposes of the Consent Solicitation, the term "Holder" shall be deemed to include the participants (the "DTC Participants") through which a beneficial owner's 9 1/4% Senior Notes are held on the Record Date with The Depository Trust Company ("DTC"). DTC has authorized DTC Participants to execute Consents as if they were Holders. See "The Consent Solicitation--Consent Procedures" and "The Consent Solicitation--Revocation of Consents."

         Regardless of the outcome of the Consent Solicitation, or whether the Proposed Amendments become effective, the 9 1/4% Senior Notes will continue to be outstanding in accordance with all other terms of the 9 1/4% Senior Notes and the Indenture. The changes sought to be effected by the Proposed Amendments will not alter the Company's obligation to pay the principal of or interest on the 9 1/4% Senior Notes or alter the stated interest rate or maturity date of the 9 1/4% Senior Notes.

         The Company expressly reserves the right, in its sole discretion, subject to applicable law, (i) to terminate the Consent Solicitation at any time and for any reason by giving notice to the Information Agent and the Depositary, (ii) to amend the terms of the Consent Solicitation, (iii) to modify the form or amount of the consideration to be paid pursuant to the Consent Solicitation and (iv) not to extend the Consent Solicitation beyond the original Expiration Date or any date to which the Consent Solicitation has been previously extended, whether or not the Required Consents have been received by such date. Any termination, waiver, extension, amendment or modification applicable to the Consent Solicitation will apply to all Outstanding 9 1/4% Senior Notes. Consents may be revoked at any time up to, but will become irrevocable at, the Expiration Date.

         HOLDERS AS OF THE RECORD DATE OF 9 1/4% SENIOR NOTES WHO WISH TO CONSENT AND RECEIVE THE CONSENT PAYMENT SHOULD MAIL, HAND DELIVER OR SEND BY OVERNIGHT COURIER OR FACSIMILE (CONFIRMED BY PHYSICAL DELIVERY) THEIR PROPERLY COMPLETED AND EXECUTED CONSENTS (INCLUDING THE FORM W-9 ATTACHED THERETO) TO TEXAS COMMERCE BANK NATIONAL ASSOCIATION, THE DEPOSITARY, AT THE ADDRESS SET FORTH ON THE BACK COVER PAGE OF THIS CONSENT SOLICITATION STATEMENT AND IN THE FORM OF CONSENT IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH HEREIN AND THEREIN. CONSENTS SHOULD NOT BE DELIVERED TO THE COMPANY OR THE INFORMATION AGENT. HOWEVER, THE COMPANY RESERVES THE RIGHT TO ACCEPT ANY CONSENT RECEIVED BY IT OR THE INFORMATION AGENT.

         HOLDERS OF 9 1/4% SENIOR NOTES SHOULD NOT TENDER OR DELIVER 9 1/4% SENIOR NOTES TO THE COMPANY, THE INFORMATION AGENT OR THE DEPOSITARY AT ANY TIME.

                              TABLE OF CONTENTS

AVAILABLE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

THE PROPOSED AMENDMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         The Neddrill Acquisition . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         9 1/8% Senior Notes due 2006 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Reasons for the Proposed Amendments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Summary of Changes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Interest of Certain Persons in the Proposed Amendments . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

THE CONSENT SOLICITATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Required Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Expiration Date; Extensions; Amendment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Consent Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Failure to Obtain Required Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Consent Procedures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Revocation of Consents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Conditions of the Consent Solicitation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         The Information Agent and the Depositary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

CONSENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . C-1

REVOCATION OF CONSENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . R-1

ANNEX I     --   FORM OF FIRST SUPPLEMENTAL INDENTURE

ANNEX II    --   TEXT OF PROPOSED AMENDMENTS MARKED TO SHOW CHANGES

ANNEX III   --   THE COMPANY'S PROSPECTUS DATED JUNE 26, 1996

ANNEX IV    --   THE COMPANY'S FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 1996





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
                             AVAILABLE INFORMATION


         The Company is subject to the information requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy and information statements, and other information with the Securities and Exchange Commission (the "Commission"). These reports, proxy and information statements, and other information concerning the Company can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and at the following regional offices of the Commission: Northwestern Atrium Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661- 2551; and Seven World Trade Center, 13th Floor, New York, New York 10048. Copies of such material can also be obtained from the Commission at prescribed rates through its Public Reference Section at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549. In addition, the Common Stock of the Company is listed on the New York Stock Exchange, 20 Broad Street, New York, New York, where such material can also be inspected and copied.

         Statements made in this Consent Solicitation Statement concerning the provisions of any contract, agreement, indenture or other document referred to herein are not necessarily complete. With respect to each such statement concerning a contract, agreement, indenture or other document filed with the Commission, reference is made to such filing for more complete documentation, and each such statement is qualified in its entirety by such reference.

         The Company is not aware of any jurisdiction in which the making of the Consent Solicitation is not in compliance with applicable law. If the Company becomes aware of any jurisdiction in which the making of the Consent Solicitation would not be in compliance with applicable law, it will make a good faith effort to comply with such law. If, after such good faith effort, the Company cannot comply with such law, Consents will not be solicited from holders of 9 1/4% Senior Notes residing in such jurisdiction, any such Consents already received will not be accepted and no Consent Payment will be made with respect to such Consents. In any jurisdiction where the securities, blue sky or other laws require the Consent Solicitation to be made by a licensed broker or dealer, the Consent Solicitation will be deemed to be made on behalf of the Company by one or more registered brokers or dealers licensed under the laws of such jurisdiction.

         The delivery of this Consent Solicitation Statement shall not under any circumstances create any implication that the information contained herein is correct as of any time subsequent to the date hereof or, in the case of information incorporated herein by reference, subsequent to the date thereof, or that there has been no change in the information contained or incorporated herein or in the affairs of the Company since the date hereof or thereof, as the case may be.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


         The following documents, which have been filed by the Company with the Commission (File No. 0-13857) pursuant to the Exchange Act, are incorporated herein by reference and made a part of this Consent Solicitation Statement:

         (i) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, as amended by Form 10-K/A dated June 28, 1996;

         (ii) The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996;

         (iii) The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1996, attached to this Consent Solicitation Statement as Annex IV; and

         (iv)    The Company's Current Report on Form 8-K dated July 16, 1996.

         All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Consent Solicitation Statement and prior to the Expiration Date shall also be deemed to be incorporated by reference in this Consent Solicitation Statement and to be a part hereof from the date of filing of such documents. Any statement contained in this Consent Solicitation Statement or in a document or information incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Consent Solicitation Statement to the extent that a statement contained herein or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Consent Solicitation Statement.

         The Company undertakes to provide, without charge, to each person, including any beneficial owner, to whom a copy of this Consent Solicitation Statement is delivered, upon the written or oral request of such person, a copy of the Indenture and of any and all information incorporated by reference in this Consent Solicitation Statement and not attached hereto (excluding exhibits to such incorporated information unless such exhibits are specifically incorporated by reference into such information). Requests should be directed to the Information Agent at its address and telephone number set forth on the back cover page of this Consent Solicitation Statement.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE CONSENT SOLICITATION OTHER THAN AS SET FORTH HEREIN AND IN THE FORM OF CONSENT. ANY INFORMATION OR REPRESENTATIONS NOT SET FORTH HEREIN, IN A SUPPLEMENT HERETO OR IN THE FORM OF CONSENT ARE NOT AUTHORIZED AND SHOULD NOT BE RELIED UPON.

                            THE PROPOSED AMENDMENTS


         The description of the terms of the current Indenture and the Proposed Amendments set forth below is only a summary and is qualified by the terms and conditions of (i) the Indenture, a copy of which has been filed with the Commission pursuant to the Exchange Act, and (ii) the First Supplemental Indenture in the form attached to this Consent Solicitation Statement as Annex
I. In addition, the text of the Proposed Amendments (excluding the new defined terms and new Section 10.19 which are set forth in Section 1.01(a) and Section 1.05, respectively, of the First Supplemental Indenture), marked to show changes, is included in this Consent Solicitation Statement in Annex II. Holders of 9 1/4% Senior Notes should carefully review the First Supplemental Indenture before granting the Consents.

         Capitalized terms used herein that are not defined in this Consent Solicitation Statement shall have the meanings assigned to them in the Indenture unless otherwise indicated.

GENERAL

         The Company is a leading provider of diversified services for the oil and gas industry worldwide. The Company's activities include offshore and land drilling services, turnkey drilling services and engineering and production management services. The Company's drilling fleet is broadly diversified, allowing it to work in a variety of operating conditions. Noble Drilling Corporation and its predecessors have been engaged in the contract drilling of oil and gas wells for others domestically since 1921 and internationally during various periods since 1939.

         The Company's business strategy has been to actively expand its international and offshore drilling capabilities through acquisitions and rig upgrades and modifications, and by redeploying assets in important geological areas. In recent years the Company has included within its strategic objectives a focus on increasing the number of rigs in its fleet capable of drilling in deeper water depths.

         Since 1988, the Company has completed a series of strategic acquisitions including: the acquisition of Neddrill on July 1, 1996 (see "The Neddrill Acquisition" immediately below); the purchases in 1996 and late 1995 of four independent leg cantilevered jackup rigs; the 1994 merger with Chiles Offshore Corporation, which added 13 jackup rigs to the Company's fleet; and the 1993 purchase of nine jackup rigs from The Western Company of North America.

THE NEDDRILL ACQUISITION

         On July 1, 1996, the Company completed its agreement of sale and purchase with Royal Nedlloyd N.V. ("Nedlloyd") and its wholly owned subsidiary, Neddrill Holding B.V., to acquire the assets of Nedlloyd's offshore drilling division Neddrill ("Neddrill"). The Company acquired the assets of Neddrill utilized in its offshore contract drilling, accommodation and other oil and gas exploration and production related service businesses, $25,000,000 in net working capital, and the personnel employed by Neddrill for $300,000,000 in cash plus 5,000,000 shares of Common Stock of the Company. For additional information regarding the Neddrill acquisition, see the sections captioned "Use of Proceeds" and "The Acquisition", which appear on pages 16 and 24-26, respectively, of the Prospectus of the Company dated June 26, 1996, which constitutes Part I of the Registration Statement of the Company on Form S-3 (Registration No. 333-02929) (the "Debt Prospectus"). A copy of the Debt Prospectus is attached to this Consent Solicitation Statement as Annex III.

         In order to fund the cash portion of the purchase price of the Neddrill acquisition, on July 1, 1996, the Company issued and sold in public offerings $125,000,000 principal amount of 9 1/8% Senior Notes and 21,850,000 shares of Common Stock of the Company (including 2,850,000 shares issued in connection with the exercise by the underwriters of the over-allotment options).

9 1/8% SENIOR NOTES DUE 2006

         The 9 1/8% Senior Notes were issued under the 1996 Indenture on July 1, 1996. The terms of the 9 1/8% Senior Notes are summarized in the section captioned "Description of Senior Notes", which appears on pages 39-61 of the Debt Prospectus. The 9 1/4% Senior Notes rank pari passu in right of payment with the 9 1/8% Senior Notes.

         The 9 1/8% Senior Notes were upon issuance assigned a credit rating, and the 9 1/4% Senior Notes were at that time assigned an upgraded credit rating, by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") of BB and Ba2, respectively. On August 30, 1996, S&P assigned the 9 1/4% Senior Notes and the 9 1/8% Senior Notes an upgraded credit rating of BB+.

REASONS FOR THE PROPOSED AMENDMENTS

         The Indenture contains certain restrictive covenants, including limitations on additional indebtedness and the ability to secure such indebtedness; restrictions on dividends and certain investments; and limitations on sales of assets, sales and leasebacks, transactions with affiliates, and mergers or consolidations. Although the terms of the 9 1/8% Senior Notes under the 1996 Indenture include the same types of restrictive covenants, the limitations imposed under the 9 1/8% Senior Notes generally provide the Company with greater financial flexibility, including with respect to the ability to incur additional indebtedness and to secure such indebtedness, as compared to the 9 1/4% Senior Notes. In addition, effecting the Proposed Amendments to make the definitions and covenants contained in the Indenture consistent with those contained in the 1996 Indenture will reduce administrative time and expenses associated with monitoring and maintaining contractual compliance.

         The Company believes the financial flexibility provided under the 9 1/8% Senior Notes is important to allow the Company to continue to pursue its business strategy. Unless the terms of the 9 1/4% Senior Notes are modified to be consistent with the 9 1/8% Senior Notes in terms of the limitations contained in the restrictive covenants, the terms of the 9 1/4% Senior Notes will continue to be the limiting factors governing the Company's ability to, among other things, incur additional indebtedness and secure such indebtedness.

         In addition, certain aspects of the Events of Default under the 1996 Indenture are less onerous than the corresponding provisions under the Indenture. See "-- Summary of Changes -- Events of Default Amendment."

         The Neddrill acquisition promoted the Company's historic and long-term strategic goals of expanding its international presence and enhancing its deepwater capabilities. The Neddrill acquisition added deepwater and harsh environment capabilities to the Company's fleet, diversified the fleet to include drillships and a semisubmersible and increased the Company's geographic diversification by providing entry into the Brazilian offshore market and expanding its presence in the North Sea. The issuance of 26,850,000 shares of Common Stock of the Company (including the 5,000,000 shares issued to Nedlloyd) in connection with the acquisition strengthened the Company's balance sheet and minimized the effects of leverage attributable to the issuance of an additional $125,000,000 principal amount of long-term debt.

SUMMARY OF CHANGES

         Set forth below is a summary of the changes in the Indenture that would be effected by the Proposed Amendments. This summary does not purport to be complete and is qualified in its entirety by the more complete information set forth elsewhere in this Consent Solicitation Statement and in the Annexes hereto. Holders of 9 1/4% Senior Notes should carefully review this entire Consent Solicitation Statement and the Annexes hereto, including the form of First Supplemental Indenture attached as Annex I.

o        AMENDMENT OF CERTAIN EXISTING, AND ADDITION OF NEW, DEFINED TERMS.
         The Proposed Amendments would amend certain defined terms contained in
         Section 1.01 of the Indenture and add certain new defined terms to
         Section 1.01 of the Indenture. The full text of the new defined terms is set forth in Section 1.1(a) of the First Supplemental Indenture attached to this Consent Solicitation Statement as Annex I. The full text of the amended defined terms is set forth in Section 1.1(b) of the First Supplemental Indenture attached to this Consent Solicitation Statement as Annex I. The full text of these amended defined terms, marked to show changes, is also included in this Consent Solicitation Statement in Annex II.

o LIMITATION ON TRANSACTIONS WITH AFFILIATES AMENDMENT. The Proposed Amendments would modify the Limitation on Transactions with Affiliates covenant contained in Section 10.07 of the Indenture to eliminate the requirement that, with respect to a transaction or series of related transactions that has a Fair Market Value equal to, or in excess of, $20,000,000 entered into with an Affiliate of the Company, the Company deliver to the Trustee an opinion of a nationally recognized investment banking firm to the effect that such transaction or series of related transactions is on terms no less favorable to the Company or a Subsidiary than those that could be obtained in a comparable arm's length transaction with a Person that is not such an Affiliate. Any such transaction or series of related transactions that has a Fair Market Value of $20,000,000 or less (but equal to at least $5,000,000) would continue to require approval by a majority of the Board of Directors of the Company and certification of compliance with the covenant by means of a Board Resolution. The full text of amended
         Section 10.07, marked to show changes, is included in this Consent Solicitation Statement in Annex II.

o LIMITATION ON RESTRICTED PAYMENTS AMENDMENT. The Proposed Amendments would modify the Limitation on Restricted Payments covenant contained in Section 10.08 of the Indenture to give the Company credit, in terms of the calculation of the permissible amount of Restricted Payments that can be made by the Company and its Subsidiaries, for certain additional amounts. Currently, Section 10.08 gives credit for the carrying value of any Redeemable Stock that has been converted into, exchanged for or satisfied by the issuance of shares of Capital Stock (other than Redeemable Stock) of the Company subsequent to October 7, 1993. The Proposed Amendments expand this provision to give credit also for the carrying value of any shares of $1.50 Convertible Preferred Stock of the Company (the "Preferred Stock") that have been converted into, exchanged for or satisfied by the issuance of shares of Capital Stock (other than Redeemable Stock) of the Company subsequent to October 7, 1993. The Preferred Stock is not redeemable prior to December 31, 1996. On or after such date, the Preferred Stock is redeemable at the option of the Company, in whole or part, at $26.05 per share if redeemed prior to December 31, 1997, and at prices decreasing in increments of $0.15 per year to $25.00 per share on and after December 31, 2003, plus accrued and unpaid dividends to the redemption date. Each share of the Preferred Stock is convertible, at the option of the holder at any time, into 2.4446 shares of Common Stock of the Company (subject to adjustment in certain circumstances). The carrying value of the Preferred Stock at June 30, 1996 was approximately $105,000,000.

         The Proposed Amendments would also add an additional component in the calculation of the permissible amount of Restricted Payments. In the case of the disposition or repayment of any Investment constituting a Restricted Payment made after July 1, 1996 in compliance with Section
         10.08 and the other provisions of the Indenture, an amount equal to the lesser of the return of capital with respect to such Investment and the initial amount of such Investment, in either case, minus the cost of the disposition of such Investment, would be included in the calculation of the permissible amount of Restricted Payments.

         The Proposed Amendments to Section 10.08 would also provide that payments of regular dividends on the Preferred Stock, which by definition are Restricted Payments, would be excepted from the terms of Section 10.08 that otherwise could prevent their payment, and that the aggregate amount of dividends paid by the Company pursuant to such exception would not be included in subsequent computations under subsection (a) of Section 10.08.

         The full text of amended Section 10.08, marked to show changes, is included in this Consent Solicitation Statement in Annex II.

o        LIMITATION ON SUBSIDIARY INDEBTEDNESS AND PREFERRED STOCK AMENDMENT.
         The Proposed Amendments would modify the Limitation on Subsidiary Indebtedness and Preferred Stock covenant contained in Section 10.10 of the Indenture to permit any Subsidiary of the Company (i) to incur Indebtedness which is "Project

         Finance Indebtedness", as such defined term is amended by the Proposed Amendments, and (ii) to exclude from the calculation of the amount of Indebtedness or preferred stock of such Subsidiary that it can incur without exceeding the permitted 10 percent of the Company's Consolidated Net Tangible Assets, Indebtedness secured by Liens described under clauses (xv) and (xix) of the definition of "Permitted Liens", as such defined term is amended by the Proposed Amendments. Clause (xv) of such definition covers Liens granted by a Non-Recourse Subsidiary securing Non-Recourse Indebtedness of such Non-Recourse Subsidiary and Liens on the Capital Stock of a Non-Recourse Subsidiary securing Non-Recourse Indebtedness of such Non-Recourse Subsidiary; and clause (xix) of such definition covers Liens on (a) up to eight submersible drilling rigs, owned by the Company or any Subsidiaries as of July 1, 1996 including any improvements on such rigs, provided, that the Company may from time to time designate one or more of such rigs as Property that is not, and will not be, subject to such clause
         (xix) by delivery of written notice of such designation to the Trustee, whereupon such designated rig or rigs shall cease to be covered by such clause (xix) and, if unencumbered by any Lien (other than Permitted Liens described in clauses (vii), (viii) and (ix) of the definition of Permitted Liens), the Appraised Value of such designated rig or rigs as of any Measurement Date shall be included in any determination of Consolidated Asset Coverage Ratio under the Indenture or (b) the Property described in clause (ii)(l) of the definition of "Asset Sale" in the 1996 Indenture. The full text of amended Section 10.10, marked to show changes, is included in this Consent Solicitation Statement in Annex II.

o AMENDMENT TO ADD PROVISION SUSPENDING CERTAIN COVENANTS UPON ACHIEVEMENT OF INVESTMENT GRADE RATINGS. The Proposed Amendments would add a new Section 10.19 to the Indenture to specifically provide that, during any period of time that (i) the ratings assigned to the 9 1/4% Senior Notes by both S&P and Moody's are equal to or higher than BBB- and Baa3, or the equivalents thereof, respectively (the "Investment Grade Ratings"), and (ii) no Event of Default or Default has occurred and is continuing, the Company and its Subsidiaries would not be subject to the provisions of Section 10.08 and Section 10.09 and clauses (3) and (4) of Section 8.01 of the Indenture (collectively, the "Suspended Covenants"). In the event that the Company is not subject to the Suspended Covenants for any period of time as a result of the preceding sentence and, subsequently, one or both of S&P or Moody's withdraws its ratings or downgrades the ratings assigned to the 9 1/4% Senior Notes below the required Investment Grade Ratings, then the Company and its Subsidiaries will again be subject to the Suspended Covenants and compliance with the Suspended Covenants with respect to Restricted Payments made after the time of such withdrawal or downgrade will be calculated in accordance with the terms of Section 10.08 as if such Section had been in effect during the entire period of time from July 1, 1996. The full text of the new
         Section 10.19 is set forth in Section 1.5 of the First Supplemental Indenture.

o EVENTS OF DEFAULT AMENDMENT. The Proposed Amendments would modify the events that constitute Events of Default in four of the subsections of
         Section 5.01 of the Indenture as follows: (i) by increasing the threshold amount triggering a cross default under subsection (5) from "$5,000,000 for any single Indebtedness or in an aggregate amount in excess of $10,000,000 for all Indebtedness" to "$10,000,000 for any Indebtedness individually or in the aggregate", (ii) by increasing the threshold amount of an undischarged or unsatisfied judgment or order against the Company or any Subsidiary that would constitute a default under subsection (6) from $5,000,000 to $10,000,000, (iii) by changing the debtor relief provisions in subsection (7) to be applicable to a "Material Subsidiary" instead of a "Subsidiary" and (iv) by changing the debtor relief provisions in subsection (8)(b) to be applicable to a "Material Subsidiary" instead of a "Subsidiary" in each instance where it is not currently so applicable. The full text of the amended subsections (5), (6), (7) and (8) of Section 5.01, marked to show changes, is included in this Consent Solicitation Statement in Annex II.

INTEREST OF CERTAIN PERSONS IN THE PROPOSED AMENDMENTS

         As of the Record Date, none of the Company or, to the Company's knowledge, any of its affiliates owned, beneficially or of record, any 9 1/4% Senior Notes. The Company has limited information concerning the beneficial ownership of the 9 1/4% Senior Notes, because substantially all the 9 1/4% Senior Notes are registered in the names of nominees. However, based on the Company's research, it believes that there are approximately six organizations who each own 5 percent or more of the aggregate principal amount of the Outstanding 9 1/4% Senior Notes.

                            THE CONSENT SOLICITATION

GENERAL

         The Company is soliciting Consents from Holders as of the Record Date, upon the terms and subject to the conditions set forth herein and in the accompanying form of Consent, to the execution of the First Supplemental Indenture effecting the Proposed Amendments. If the Required Consents are received (and not revoked) prior to the Expiration Date and the other conditions set forth herein (see "--Conditions of the Consent Solicitation") are satisfied or waived, the Company will, promptly after the Expiration Date,
(i) execute the First Supplemental Indenture and (ii) pay to each Holder as of the Record Date who has delivered (and not revoked) a valid Consent prior to the Expiration Date the Consent Payment in respect of which such Consent has been delivered. Pursuant to the terms of the First Supplemental Indenture, the Proposed Amendments will become effective upon the execution thereof. Thereafter, all current Holders, including non-consenting holders, and all subsequent holders of 9 1/4% Senior Notes will be bound by the Proposed Amendments. If the Consent Solicitation is terminated for any reason, the Consents will be voided, no Consent Payments will be made, and the Proposed Amendments will not be effected.

         Participation in the Consent Solicitation is voluntary, and Holders as of the Record Date should consider carefully whether to consent to the Proposed Amendments. Holders as of the Record Date are urged to consult their financial and tax advisors in making their own decision on what action to take with respect to the Proposed Amendments and the characterization for income tax purposes of any Consent Payment received.

         All costs of the Consent Solicitation, including the Consent Payments, will be paid by the Company.

REQUIRED CONSENTS

         Pursuant to the terms and conditions of this Consent Solicitation, Holders as of the Record Date must grant (and not revoke) valid Consents in respect of a majority in aggregate principal amount of the Outstanding 9 1/4% Senior Notes (the "Required Consents") in order to approve the Proposed Amendments. As of the Record Date, $125,000,000 aggregate principal amount of 9 1/4% Senior Notes were Outstanding.

         The failure of any Holder as of the Record Date in respect of a 9 1/4% Senior Note to deliver a Consent will have the same effect as if such Holder had voted against the Consent Solicitation.

EXPIRATION DATE; EXTENSIONS; AMENDMENT

         The term "Expiration Date" means 5:00 P.M., New York City time, on Friday, September 27, 1996, unless the Company, in its sole discretion, extends the period during which the Consent Solicitation is open, in which event the term "Expiration Date" means the latest time and date to which the Consent Solicitation is so extended. The Company reserves the right to extend the Consent Solicitation at any time and from time to time, whether or not the Required Consents have been received, by giving oral (confirmed in writing) or written notice to the Information Agent and the Depositary no later than 5:00 P.M., New York City time, on or before the next business day after the previously announced Expiration Date. Any such extension will be followed as promptly as practicable by notice thereof by press release or other public announcement or by written notice to the Holders of 9 1/4% Senior Notes. Such announcement or notice may state that the Company is extending the Consent Solicitation for a specified period of time or on a daily basis until 5:00 P.M., New York City time, on the date on which the Required Consents have been received.

         The Company expressly reserves the right, in its sole discretion, subject to applicable law, (i) to terminate the Consent Solicitation at any time and for any reason by giving notice to the Information Agent and the Depositary, (ii) to amend the terms of the Consent Solicitation, (iii) to modify the form or amount of the consideration to be paid pursuant to the Consent Solicitation and (iv) not to extend the Consent Solicitation beyond the original Expiration Date or any date to which the Consent Solicitation has been previously extended, whether or not the Required Consents have been received by such date. Any termination, waiver, extension, amendment or modification applicable to the Consent Solicitation will apply to all Outstanding 9 1/4% Senior Notes.

         If the Consent Solicitation is amended or modified in a manner determined by the Company to constitute a material change to the Holders, the Company will promptly disclose such amendment or modification by written notice to the Holders as of the Record Date of the 9 1/4% Senior Notes and in a public announcement, and the Company will extend the Consent Solicitation for a period deemed by the Company to be adequate to permit eligible Holders of the Outstanding 9 1/4% Senior Notes to execute and deliver or revoke their Consents. Without limiting the manner in which the Company may choose to make a public announcement of any extension, amendment, termination or modification of the Consent Solicitation, the Company expects to make any such public announcement through a timely release to the Dow Jones News Service and will comply with any applicable notice provisions of the Indenture.

         Subject to the foregoing, if properly completed and executed Consents sufficient to permit execution of the First Supplemental Indenture are received (and not revoked), the Company intends to effect the Proposed Amendments.

CONSENT PAYMENTS

         In the event the First Supplemental Indenture is executed by the Company and the Trustee, thereby effecting the Proposed Amendments, the Company will pay to each Holder as of the Record Date, and only such Holders, $3.75 in cash for each $1,000 in principal amount of Outstanding 9 1/4% Senior Notes as to which a valid and unrevoked Consent has been given prior to the Expiration Date. No interest will accrue or be payable on the Consent Payments.

         A Holder as of the Record Date of 9 1/4% Senior Notes in respect of which there has been delivered to the Depositary a valid and unrevoked Consent prior to the Expiration Date will be entitled to receive the Consent Payment if the other conditions for payment described herein have been satisfied or waived. If a Holder as of the Record Date of 9 1/4% Senior Notes in respect of which such Holder has delivered a Consent transfers after the Record Date such 9 1/4% Senior Notes, the Consent Payments with respect to such transferred 9 1/4% Senior Notes will be made, notwithstanding such transfer, to the Holder as of the Record Date, unless the Consent with respect to such transferred 9 1/4% Senior Notes has been revoked by the Holder as of the Record Date prior to the Expiration Date. The Consent Payment will be made only to consenting Holders as of the Record Date in respect of which there has been timely received a valid and unrevoked Consent. Holders as of the Record Date of 9 1/4% Senior Notes who timely revoke their Consents to the Proposed Amendments will not be entitled to receive Consent Payments even though the Proposed Amendments, if effected in accordance with the terms hereof, will be binding on them.

         As described below, the Company's obligation to make Consent Payments is contingent upon receipt of the Required Consents, execution of the First Supplemental Indenture and effectiveness of the Proposed Amendments. Consent Payments will be made promptly after the Expiration Date by check mailed to the respective addresses of the Holders of 9 1/4% Senior Notes entitled to receive Consent Payments as such addresses appear in the Security Register as of the Record Date or to such other addresses as indicated by such Holders on their respective Consents.

         Beneficial owners whose 9 1/4% Senior Notes are registered, as of the Record Date, in the name of a broker, dealer, commercial bank, trust company or other nominee institution should contact such broker, dealer, commercial bank, trust company or other nominee institution promptly and instruct such person, as the Holder of such 9 1/4% Senior Notes as of the Record Date, to execute and deliver a Consent on behalf of such beneficial owner prior to the Expiration Date in order to receive the Consent Payment.

FAILURE TO OBTAIN REQUIRED CONSENTS

         In the event the Required Consents are not obtained or the Consent Solicitation is otherwise terminated, no Consent Payments will be made and the Proposed Amendments will not be effected.

CONSENT PROCEDURES

         This Consent Solicitation Statement is being sent to all Holders as of the Record Date of 9 1/4% Senior Notes. Only a Holder as of the Record Date (or such Holder's legal representatives) may execute and deliver a Consent, and unless revoked prior to the Expiration Date by the Holder as of the Record Date, such Consent will be binding on all subsequent transferees of such Holder's 9 1/4% Senior Notes in respect of which the Consent was given. A beneficial owner as of the Record Date of 9 1/4% Senior Notes who is not the Holder of such 9 1/4% Senior Notes (e.g., a beneficial owner whose 9 1/4% Senior Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee institution) must either (i) arrange for such Holder as of the Record Date to execute a Consent and deliver it either to the Depositary on behalf of such beneficial owner or to such beneficial owner for forwarding to the Depositary by such beneficial owner, or (ii) obtain from such Holder as of the Record Date a duly executed proxy authorizing such beneficial owner to act on behalf of such Holder as to such 9 1/4% Senior Notes. For purposes of the Consent Solicitation, the term "Holder" shall be deemed to include the DTC Participants through which a beneficial owner's 9 1/4% Senior Notes are held on the Record Date with DTC. DTC has authorized DTC Participants to execute Consents as if they were Holders.

         All Consents that are properly completed, signed and received by the Depositary, and not revoked, prior to the Expiration Date, will be given effect in accordance with the specifications thereof. Holders who desire to consent to the Proposed Amendments should complete, sign and date the Consent included herewith (including the Form W-9 attached thereto) and mail, hand deliver, send by overnight courier or fax (faxes should be confirmed by physical delivery) the signed Consent (including the completed Form W-9 attached thereto) to the Depositary at the address listed on the Consent, all in accordance with the instructions contained herein and therein. CONSENTS SHOULD BE DELIVERED TO THE DEPOSITARY, NOT TO THE COMPANY OR THE INFORMATION AGENT. HOWEVER, THE COMPANY RESERVES THE RIGHT TO ACCEPT ANY CONSENT RECEIVED BY IT OR THE INFORMATION AGENT.

         The method of delivery of Consents is at the election and risk of the consenting Holders. If delivery is by mail, registered mail with return receipt requested is recommended and enough time should be allowed to ensure timely delivery. If delivery is by fax, such fax must be confirmed by subsequent physical delivery to the Depositary.

         HOLDERS OF 9 1/4% SENIOR NOTES SHOULD NOT TENDER OR DELIVER 9 1/4% SENIOR NOTES TO THE COMPANY, THE INFORMATION AGENT OR THE DEPOSITARY AT ANY TIME.

         If a Consent relates to fewer than all the 9 1/4% Senior Notes registered in the name of the Holder providing such Consent, such Holder must indicate on the Consent the aggregate dollar amount of the Holder's 9 1/4% Senior Notes to which the Consent relates. Otherwise the Consent will be deemed to relate to all 9 1/4% Senior Notes held in the name of such Holder as of the Record Date.

         Consents by the Holders as of the Record Date of the 9 1/4% Senior Notes must be executed in exactly the same manner as such Holders' names appear on the 9 1/4% Senior Notes. If 9 1/4% Senior Notes to which a Consent relates are held of record by two or more joint holders, all such holders must sign the Consent. If a Consent is signed by a trustee, partner, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person must so indicate when signing and must submit with the Consent appropriate evidence of authority to execute the Consent. If 9 1/4% Senior Notes are registered in different names, separate Consents must be executed covering each form of registration. If a Consent is executed by a person other than the Holder, then it must be accompanied by a proxy duly executed by the Holder.

         The registered ownership of Holders as of the Record Date of a 9 1/4% Senior Note shall be proved by the Security Register maintained by the Trustee, as registrar of the 9 1/4% Senior Notes. All questions as to the validity, form, eligibility (including time of receipt) for Consent Payments, and revocation of Consents with respect to 9 1/4% Senior Notes will be determined by the Company in its sole discretion, which determination will be conclusive and binding subject only to such formal review as may be required by the Trustee concerning proof of ownership and as may be required by the Depositary regarding proof of execution. The Company reserves the absolute right to reject any or all Consents that are not in proper form or the acceptance of which could, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right, subject to such final review as the Trustee and the Depositary require for proof of execution and ownership, to waive any defects or irregularities in connection with deliveries of particular Consents. Unless waived, any defects or irregularities in connection with deliveries of Consents must be cured within such time as the Company determines. None of the Company, any of its affiliates, the Information Agent, the Depositary, the Trustee or any other person will be under any duty to give any notification of any such defects, irregularities or waiver, nor shall any of them incur any liability for failure to give such notification. Deliveries of Consents will not be deemed to have been made until any irregularities or defects therein have been cured or waived. The Company's interpretation of the terms and conditions of this Consent Solicitation shall be conclusive and binding.

REVOCATION OF CONSENTS

         The transfer of 9 1/4% Senior Notes will not have the effect of revoking any Consent theretofore validly given by a Holder as of the Record Date of such 9 1/4% Senior Notes, and each properly completed and executed Consent will be counted, notwithstanding any transfer after the Record Date of the 9 1/4% Senior Notes to which such Consent relates, unless the procedure for revocation of Consents described below has been complied with. A Consent or a revocation of a Consent (a "Revocation of Consent") delivered by a Holder as of the Record Date of 9 1/4% Senior Notes prior to the Expiration Date shall be deemed to supersede any earlier Consents or Revocations of Consent relating to the same 9 1/4% Senior Notes.

         At any time prior to (but not after) the Expiration Date, any Holder as of the Record Date may revoke any Consent given as to its 9 1/4% Senior Notes or any portion of such 9 1/4% Senior Notes (in integral multiples of $1,000). A Holder as of the Record Date who desires to revoke a Consent must, prior to the Expiration Date, complete, date and sign the form of Revocation of Consent included herein and mail, hand deliver, send by overnight courier, or fax (faxes should be confirmed by physical delivery) the signed Revocation of Consent to the Depositary at the address listed on the Revocation of Consent, all in accordance with the instructions contained herein and therein. Consents may be revoked at any time up to, but will become irrevocable at, the Expiration Date. Revocation of Consents shall be effective upon receipt of such written revocation by the Depositary.

         The Revocation of Consent must be executed by the Holder as of the Record Date in exactly the same manner as such Holder's name appears on the Consent to which the Revocation of Consent relates. If a Revocation of Consent is signed by a trustee, partner, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person must so indicate when signing and must submit with the Revocation of Consent appropriate evidence of authority to execute the Revocation of Consent.

         Only a Holder as of the Record Date of 9 1/4% Senior Notes is entitled to revoke a Consent previously given. A beneficial owner as of the Record Date of 9 1/4% Senior Notes who is not the Holder of such 9 1/4% Senior Notes (e.g., a beneficial owner whose 9 1/4% Senior Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee institution) who desires to revoke a Consent given with respect to such 9 1/4% Senior Notes must either (i) arrange with such Holder as of the Record Date to execute a Revocation of Consent with respect to such 9 1/4% Senior Notes and deliver it either to the Depositary on such beneficial owner's behalf or to such beneficial owner for forwarding to the Depositary by such beneficial owner, or
(ii) obtain from such Holder as of the Record Date a duly executed proxy authorizing such beneficial owner to act on behalf of the Holder as to such 9 1/4% Senior Notes.

         A Revocation of Consent may be rescinded only by the execution and delivery of a new Consent. A Holder as of the Record Date who has delivered a Revocation of Consent may thereafter deliver a new Consent by following one of the prescribed procedures at any time prior to the Expiration Date.

         The Company reserves the right to contest the validity of any Revocation of Consent, and all questions as to validity (including time of receipt) of any Revocation of Consent will be determined by the Company in its sole discretion, which determination will be conclusive and binding subject only to such final review as may be required by the Trustee concerning proof of ownership and as may be required by the Depositary regarding proof of execution. None of the Company, any of its affiliates, the Information Agent, the Depositary, the Trustee or any other person will be under any duty to give notification of any defects or irregularities with respect to any Revocation of Consent nor shall any of them incur any liability for failure to give such notification.

CONDITIONS OF THE CONSENT SOLICITATION

         The Consent Solicitation may be terminated by the Company at any time prior to the effectiveness of the First Supplemental Indenture, whether before or after obtaining the Required Consents or before or after the Expiration Date, for any reason, by giving the notice described above under "--Expiration Date; Extensions; Amendment," in which case all Consents will be voided and no Consent Payments will be made. Execution of the First Supplemental Indenture is conditioned upon receipt of the Required Consents and upon delivery of certain documents to the Trustee by the Company as provided in the Indenture. The effectiveness of the First Supplemental Indenture and the Company's obligation to make Consent Payments are each conditioned upon receipt of the Required Consents and execution of the First Supplemental Indenture.

THE INFORMATION AGENT AND THE DEPOSITARY

         The Company has retained Corporate Investor Communications, Inc. as Information Agent (the "Information Agent") in connection with the Consent Solicitation. The Information Agent will solicit Consents and will be responsible for responding to inquiries regarding the Consent Solicitation.

         The Company has retained Texas Commerce Bank National Association, which is also the Trustee under the Indenture, as Depositary in connection with the Consent Solicitation. The Depositary will be responsible for collecting Consents.

         Requests for assistance in filling out and delivering Consents or requests for additional copies of this Consent Solicitation Statement or the form of Consent may be directed to the Information Agent at its address and telephone number set forth on the back cover page of this Consent Solicitation Statement.

                           NOBLE DRILLING CORPORATION

                                    CONSENT

         Pursuant to the solicitation by Noble Drilling Corporation (the "Company") of consents, upon the terms and subject to the conditions in the Consent Solicitation Statement dated September 6, 1996 (the "Consent Solicitation Statement"), to the execution of a First Supplemental Indenture effecting certain amendments to the Indenture dated as of October 1, 1993 (the "Indenture") between the Company and Texas Commerce Bank National Association, as trustee (the "Trustee"), governing the Company's 9 1/4% Senior Notes Due 2003 (the "9 1/4% Senior Notes"), the undersigned hereby consents to the amendments set forth in, and the execution of, the First Supplemental Indenture attached to the Consent Solicitation Statement as Annex I in respect of the 9 1/4% Senior Notes indicated below.

         By execution hereof, the undersigned acknowledges receipt of the Consent Solicitation Statement. Capitalized terms used herein but not defined herein have the meaning given to them in the Consent Solicitation Statement. The Consent Solicitation and the payment of the Consent Payment with respect to the 9 1/4% Senior Notes is conditioned on, among other things, there being received (and not revoked) prior to the Expiration Date, the Required Consents to the Proposed Amendments.

         Only a Holder as of the Record Date (or such Holder's legal representatives) may execute and deliver a Consent, and unless revoked prior to the Expiration Date by the Holder as of the Record Date, such Consent will be binding on all subsequent transferees of such Holder's 9 1/4% Senior Notes in respect of which the Consent was given. Any beneficial owner as of the Record Date of 9 1/4% Senior Notes who is not the Holder of such 9 1/4% Senior Notes must arrange with the person who is the Holder as of the Record Date or such Holder's assignee or nominee to execute and deliver a Consent on behalf of such beneficial owner. For purposes of the Consent Solicitation, the term "Holder" shall be deemed to include the participants (the "DTC Participants") through which a beneficial owner's 9 1/4% Senior Notes are held on the Record Date with The Depository Trust Company ("DTC"). DTC has authorized DTC Participants to execute Consents as if they were Holders.

         Unless otherwise indicated under "Special Payment Instructions," please issue a check in payment of any fees due to the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please send any such check to the undersigned at the undersigned's address shown below.

         PLEASE COMPLETE THE CONSENT AND THE FORM W-9 ATTACHED HERETO AND RETURN THEM VIA CERTIFIED OR REGISTERED MAIL, HAND DELIVERY, OVERNIGHT COURIER OR FACSIMILE (CONFIRMED BY TELEPHONE AND THEREAFTER PHYSICAL DELIVERY), PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON FRIDAY, SEPTEMBER 27, 1996, UNLESS EXTENDED, TO TEXAS COMMERCE BANK NATIONAL ASSOCIATION, AS DEPOSITARY, AT (A) IF BY MAIL OR COURIER, 55 WATER STREET, NORTH BUILDING, ROOM 234, WINDOWS 20 AND 21, NEW YORK, NEW YORK 10041, ATTENTION: CORPORATE TRUST SERVICES, OR 1201 MAIN STREET, 18TH FLOOR, DALLAS, TEXAS 75202, OR 600 TRAVIS STREET, 8TH FLOOR, HOUSTON, TEXAS 77002, ATTENTION: GLOBAL TRUST SERVICES--NOBLE DRILLING, (B) IF BY HAND DELIVERY, 55 WATER STREET, NORTH BUILDING, ROOM 234, WINDOWS 20 AND 21, NEW YORK, NEW YORK 10041, ATTENTION: CORPORATE TRUST SERVICES, OR 1201 MAIN STREET, 18TH FLOOR, DALLAS, TEXAS 75202 AND (C) IF BY FACSIMILE, (214) 672-5744, ATTENTION: FRANK IVINS, CONFIRMED BY TELEPHONE AT (214) 672-5678.
THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT THE ELECTION AND RISK OF THE
HOLDER.

                                    CONSENT

                      DESCRIPTION OF 9 1/4% SENIOR NOTES

Name(s) and Address(es)           Aggregate Principal           Serial                  DTC Participant
of Registered Holders             Amount of Senior Notes        Number(s)               Number
- ---------------------             ----------------------        ---------------         ----------------





- --------------------------------------------------------------------------------------------------------

                                  SIGN BELOW


- ----------------------------------------------                      -----------------------------------------------------
Signature of Owner*                                                                    Signature of Owner*
                                                                                       (if more than one)

Must be signed by registered
holder(s) exactly as name(s)
appears on the 9 1/4% Senior Notes.



Dated:              , 1996                                          Tax ID#
       -------------                                                       ----------------------------------------------
                                                                    Telephone
                                                                             --------------------------------------------

- -------------------------

* Your signature must be guaranteed by an eligible guarantor institution (bank, broker, national securities exchange, registered securities association, clearing agency, savings association or credit union with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934. However, signatures need not be guaranteed if (i) this Consent is signed by the Holder as of the Record Date of the 9 1/4% Senior Notes and such Holder has not completed either the "Special Payment Instructions" or "Special Delivery Instructions" on this Consent or (ii) this Consent is given by or for the account of an above-described eligible guarantor institution.

                                    CONSENT

                          SPECIAL PAYMENT INSTRUCTIONS

(To be completed only if a check is to be issued in the name of someone other than the Holder as of the Record Date of the 9 1/4% Senior Notes.)


Please issue a check in the name of:

Name:
      -------------------------------------

Address:
         ----------------------------------


         ----------------------------------
         (include zip code)



- --------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS

(To be completed only if a check is to be mailed to someone other than the Holder as of the Record Date of the 9 1/4% Senior Notes.)

Please send a check to:

Name:
      -------------------------------------

Address:
         ----------------------------------


         ----------------------------------
         (include zip code)

                           IMPORTANT TAX INFORMATION

         Under the United States federal income tax law, the Depositary may be required to withhold 31 percent of the amount of any Consent Payment. In order to avoid "backup withholding," a Holder is required to provide the Depositary with such Holder's current Taxpayer Identification Number ("TIN") on Substitute Form W-9. If such Holder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN or an adequate basis for exemption, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any cash payment made to a Holder may be subject to backup withholding.

         Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Instructions for Certification of Taxpayer Identification Number for additional instructions.

         If backup withholding applies, the Depositary is required to withhold 31 percent of any cash payment made to the Holder. Backup withholding is not an additional federal income tax. Rather, the tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding, the Holder is required to notify the Depositary of his or her correct TIN by the Substitute Form W-9 and certify that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that the Holder is not otherwise subject to backup withholding. In addition, the holder must complete Part 2 of the Substitute W-9, check the appropriate box, and date and sign the Form W-9 as indicated.

WHAT NUMBER TO GIVE THE DEPOSITARY

         The Holder is required to give the Depositary the social security number or employer identification number of the record owner of the 9 1/4% Senior Notes. If the notes are in more than one name or are not in the name of the actual owner, consult the enclosed Instructions for Certification of Taxpayer Identification Number for additional guidance on which number to report.

                                    FORM W-9

             PAYOR'S NAME: TEXAS COMMERCE BANK NATIONAL ASSOCIATION


- -------------------------------------------------------------------------------------------------------------------------------
   SUBSTITUTE                     PART 1 -- PLEASE PROVIDE YOUR TIN IN THE             Social Security Number
   FORM W-9                       BOX AT RIGHT AND CERTIFY BY SIGNING AND     OR
                                  DATING BELOW.                                  -------------------------------------
                                                                                    Employer Identification Number
                               ------------------------------------------------------------------------------------------------
                                  PART 2 -- Check the box below.  I am (we are) NOT subject to backup withholding under the Internal Revenue Code because (a) I am (we  are) exempt from backup withholding, or (b) I (we) have not been notified that I am (we  are) subject to backup withholding as a result of a failure to report all interest or dividends, or
                                  (c) the Internal Revenue Service has notified me (us) that I am (we are) no longer subject to backup withholding.
                                                   [ ] Correct                       [ ] Not Correct
                               ------------------------------------------------------------------------------------------------
                                  CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY     PART 3 --
       PAYOR'S REQUEST FOR        THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE,
     TAXPAYER IDENTIFICATION      CORRECT AND COMPLETE.                                             [ ] Awaiting TIN
          NUMBER ("TIN")          Signature:
                                             ----------------------------------------------
                                  Date:                                     , 199
                                        ------------------------------------     ---


- -------------------------------------------------------------------------------------------------------------------------------

         For assistance in completing this form, see "Important Tax Information" and the enclosed "Instructions for Certification of Taxpayer Identification Number."


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM TO THE DEPOSITARY MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY CASH PAYMENT MADE TO YOU, AND A $50 PENALTY MAY BE IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED "INSTRUCTIONS FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER" FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9 ABOVE.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me and (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that because I have not provided a taxpayer identification number, 31% of all reportable payments made to me hereafter will be withheld until I provide such a number.

                                                                        , 199
- ------------------------------------------     -------------------------     ---
Signature                                      Date

                           NOBLE DRILLING CORPORATION

                             REVOCATION OF CONSENT

         Pursuant to the solicitation by Noble Drilling Corporation (the "Company") of consents, upon the terms and subject to the conditions in the Consent Solicitation Statement dated September 6, 1996 (the "Consent Solicitation Statement"), to the execution of a First Supplemental Indenture effecting certain amendments to the Indenture dated as of October 1, 1993 (the "Indenture") between the Company and Texas Commerce Bank National Association, as trustee (the "Trustee"), governing the Company's 9 1/4% Senior Notes Due 2003 (the "9 1/4% Senior Notes"), the undersigned hereby revokes consent to the amendments set forth in, and the execution of, the First Supplemental Indenture attached to the Consent Solicitation Statement as Annex I in respect of the 9 1/4% Senior Notes indicated below.

         By execution hereof, the undersigned acknowledges receipt of the Consent Solicitation Statement. Capitalized terms used herein but not defined herein have the meaning given to them in the Consent Solicitation Statement.

         PLEASE COMPLETE THE REVOCATION OF CONSENT AND RETURN IT VIA CERTIFIED OR REGISTERED MAIL, HAND DELIVERY, OVERNIGHT COURIER OR FACSIMILE (CONFIRMED BY TELEPHONE AND THEREAFTER PHYSICAL DELIVERY), PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON FRIDAY, SEPTEMBER 27, 1996, UNLESS EXTENDED, TO TEXAS COMMERCE BANK NATIONAL ASSOCIATION, AS DEPOSITARY, AT (A) IF BY MAIL OR COURIER, 55 WATER STREET, NORTH BUILDING, ROOM 234, WINDOWS 20 AND 21, NEW YORK, NEW YORK 10041,
ATTENTION: CORPORATE TRUST SERVICES, OR 1201 MAIN STREET, 18TH FLOOR, DALLAS, TEXAS 75202, OR 600 TRAVIS STREET, 8TH FLOOR, HOUSTON, TEXAS 77002,
ATTENTION: GLOBAL TRUST SERVICES--NOBLE DRILLING, (B) IF BY HAND DELIVERY, 55 WATER STREET, NORTH BUILDING, ROOM 234, WINDOWS 20 AND 21, NEW YORK, NEW YORK 10041, ATTENTION: CORPORATE TRUST SERVICES, OR 1201 MAIN STREET, 18TH FLOOR, DALLAS, TEXAS 75202 AND (C) IF BY FACSIMILE, (214) 672-5744, ATTENTION: FRANK IVINS, CONFIRMED BY TELEPHONE AT (214) 672-5678. THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER.

                             REVOCATION OF CONSENT

                      DESCRIPTION OF 9 1/4% SENIOR NOTES

Name(s) and Address(es)           Aggregate Principal           Serial                  DTC Participant
of Registered Holders             Amount of Senior Notes        Number(s)               Number
- ---------------------             ----------------------        ---------------         ----------------






- --------------------------------------------------------------------------------------------------------

                                  SIGN BELOW



- ----------------------------------------------                      -----------------------------------------------------
Signature of Owner*                                                          Signature of Owner*
                                                                             (if more than one)

Must be signed by registered
holder(s) exactly as name(s)
appears on the 9 1/4% Senior Notes.


Dated:              , 1996                         Tax ID#
       -------------                                      ---------------------------------------------------------------
                                                   Telephone
                                                            -------------------------------------------------------------







- -------------------------

* Your signature must be guaranteed by an eligible guarantor institution (bank, broker, national securities exchange, registered securities association, clearing agency, savings association or credit union with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934. However, signatures need not be guaranteed if (i) this Revocation of Consent is signed by the Holder as of the Record Date of the 9 1/4% Senior Notes or (ii) this Revocation of Consent is given by or for the account of an above-described eligible guarantor institution.

             THE INFORMATION AGENT FOR THE CONSENT SOLICITATION IS:

                    CORPORATE INVESTOR COMMUNICATIONS, INC.
                               111 Commerce Road
                          Carlstade, New Jersey 07072
                           Attention:  Paul Schulman
                  Telephone: (201) 896-1900 or (800) 346-7885
                           Facsimile:  (201) 804-8693

         Any requests for assistance in filling out and delivering Consents or requests for additional copies of this Consent Solicitation Statement or the form of Consent may be directed to the Information Agent.




                THE DEPOSITARY FOR THE CONSENT SOLICITATION IS:

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION

Address for Deliveries by                  Facsimile Instructions:                   Address for Deliveries by Hand:
Mail or Courier:

55 Water Street                            Facsimile:  (214) 672-5744                55 Water Street
North Building, Room 234                   Attention:  Frank Ivins                   North Building, Room 234
Windows 20 and 21                                                                    Windows 20 and 21
New York, New York  10041                  Confirmed by Telephone:                   New York, New York  10041
Attention:  Corporate Trust                (214) 672-5678                            Attention:  Corporate Trust
            Services                                                                             Services
OR                                                                                   OR

1201 Main Street                                                                     1201 Main Street
18th Floor                                                                           18th Floor
Dallas, Texas  75202                                                                 Dallas, Texas  75202

OR

600 Travis Street, 8th Floor
Houston, Texas  77002
Attention:  Global Trust Services--
            Noble Drilling

         Holders as of the Record Date of 9 1/4% Senior Notes who wish to Consent and receive the Consent Payment should mail, hand deliver or send by overnight courier or facsimile (confirmed by physical delivery) their properly completed and executed Consents (including the completed Form W-9 attached thereto) to the Depositary in order to be received prior to the Expiration Date.

                                                                         ANNEX I

================================================================================



                           NOBLE DRILLING CORPORATION

                                       to

                   TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
                                    Trustee


                          FIRST SUPPLEMENTAL INDENTURE

                        Dated as of September ___, 1996

                                       to

                                   INDENTURE


                          Dated as of October 1, 1993

                                  $125,000,000

                          9 1/4% Senior Notes Due 2003

================================================================================

                       FIRST SUPPLEMENTAL INDENTURE (the "Supplemental
              Indenture"), dated as of September ___, 1996, between NOBLE DRILLING CORPORATION, a Delaware corporation (the "Company"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as trustee (the "Trustee"), under an Indenture dated as of October 1, 1993 (the "Indenture").


                              W I T N E S S E T H:

         WHEREAS, Section 9.02 of the Indenture provides, among other things, that, with the consent of the Holders of not less than a majority in principal amount of the Outstanding Notes, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders;

         WHEREAS, all things necessary to make this Supplemental Indenture a valid supplement to the Indenture in accordance with its terms have been done;

         WHEREAS, all capitalized terms used in this Supplemental Indenture which are defined in the Indenture, either directly or by reference therein, have the meanings ascribed to them therein, except to the extent such terms are defined in this Supplemental Indenture or the context clearly requires otherwise;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         Section 1.1. Amendments of SECTION 1.01. SECTION 1.01 of the Indenture is amended:

         (a) by adding the following definitions in appropriate alphabetical order:

                 "Appraised Value" means (i) with respect to property, equipment, or other Consolidated Tangible Assets consisting of investments or other tangible financial assets (excluding cash, cash equivalents and investments in marketable securities) without a readily determinable market value, the Fair Value of such Properties as determined within 60 days of the date of the transaction giving rise to the need to calculate Appraised Value by means of a written appraisal or valuation report by a nationally recognized investment banking firm, independent appraisal firm or marine surveyor, in each case, (a) specializing in, or having a specialty in, valuing or appraising Property of the Company and the Subsidiaries of the type to be appraised or valued and (b) that is not an Affiliate of the Company, (ii) with respect to marketable securities of the Company and the Subsidiaries with a readily determinable market value, the market value of such assets, as determined within five trading days of the date of the transaction giving rise to the need to calculate Appraised Value, and as determined by reference to a published or otherwise readily accessible market data source selected in good faith by the Company, (iii) with respect to cash and cash equivalents of the Company and the Subsidiaries, the carrying value thereof reflected in the accounting records of the Company and (iv) with respect to all other Consolidated Tangible Assets of the Company and the Subsidiaries, the Fair Value of such assets, as determined in good faith by the Board of Directors; provided, however, that written appraisals or valuation reports shall not be required in respect of any Consolidated Tangible Assets of the Company and the Subsidiaries described in clause (i) of this definition to the extent that the Company determines in good faith the Fair Value of such unappraised or unvalued assets and the aggregate Fair Value of such assets does not exceed $25,000,000.

                 "Consolidated Asset Coverage Ratio" means as of the date of the transaction giving rise to the need to calculate the Consolidated Asset Coverage Ratio (the "Measurement Date") and after giving pro forma effect to the incurrence of any Project Finance Indebtedness on the Measurement Date, the ratio of (i) the aggregate Appraised Value of the Consolidated Tangible Assets of the Company (other than accounts receivable, inventory, and the Properties of the Company and its Subsidiaries described in this Section 1.01 under clause (xix) of the definition of "Permitted Liens" as of the Measurement Date) that are not, and will not be, subject to any Lien (other than Permitted Liens of the type described in this Section 1.01 under clauses (vii), (viii) and (ix) of the definition of "Permitted Liens") to (ii) the aggregate principal amount of the Notes plus the aggregate principal amount of unsecured Indebtedness of the Company and its Subsidiaries for borrowed money that is pari passu in right of payment to the Notes, in each case outstanding as of the Measurement Date.

                 "drilling rig" means any drillship, drilling ship, semisubmersible drilling unit, jackup or self-elevating drilling unit, submersible drilling unit, drilling barge or posted barge, platform drilling unit or land drilling rig or any other similar equipment used in oil, gas or other mineral or thermal well drilling or workover operations.

                 "Equity Offerings" has the meaning specified on the cover page of those certain final prospectuses of the Company constituting Part I of the Company's Registration Statement on Form S-3 (No. 333-02929) registering the 9 1/8% Senior Notes under the Securities Act of 1933, as amended.

                 "Investment Grade Ratings" has the meaning set forth in
         Section 10.19.

                 "Measurement Date" has the meaning specified in this Section
         1.01 under the definition of "Consolidated Asset Coverage Ratio."

                 "Neddrill Agreement" means the Agreement of Sale and Purchase dated as of April 25, 1996, between the Company and Royal Nedlloyd N.V. and Neddrill Holding B.V.

                 "Neddrill Assets" means the Assets (as defined in the Neddrill Agreement) being acquired by the Company and the Subsidiaries pursuant to the Neddrill Agreement.

                 "Neddrill Joint Ventures" means (i) the drillship joint venture described in the Neddrill Agreement relating to the Neddrill Muravlenko and (ii) a joint venture relating to the drillship Valentin Shashin pursuant to which Neddrill or an Affiliate of Neddrill may in the future acquire an indirect ownership interest in such drillship.

                 "9 1/8% Senior Notes" means the 9 1/8% Senior Notes due 2006 of the Company issued pursuant to the 1996 Indenture.

                 "1996 Indenture" means that certain Indenture dated as of July 1, 1996 between the Company and Texas Commerce Bank National Association, as trustee, pursuant to which the 9 1/8% Senior Notes were issued.

                 "Rating Agencies" has the meaning given such term in Section 10.19.

                 "Suspended Covenants" has the meaning set forth in Section
         10.19.

         (b) by amending each of the following definitions in full to read as follows:

                 "Consolidated Interest Coverage Ratio" means as of the date of the transaction giving rise to the need to calculate the Consolidated Interest Coverage Ratio (the "Transaction Date"), the ratio of (i) the sum of (a) the aggregate amount of EBITDA of the Company and its consolidated Subsidiaries for the four fiscal quarters for which financial information in respect thereof is available immediately prior to the applicable Transaction Date (the "Determination Period") and (b) with respect to any fiscal quarter ending prior to July 1, 1996 included in the calculation set forth in clause (a) above, the EBITDA for any such quarter attributable to the Neddrill Assets to
         (ii) the aggregate Consolidated Interest Expense of the Company and its consolidated Subsidiaries that is anticipated to accrue during a period consisting of the fiscal quarter in which the Transaction Date occurs and the three fiscal quarters immediately subsequent thereto (based upon the pro forma amount and maturity of, and interest payments in respect of, Indebtedness of the Company and its consolidated Subsidiaries reasonably expected by the Company to be outstanding on the Transaction Date and reasonably expected by the Company to be outstanding from time to time during such period), assuming for the purposes of this measurement the continuation of market interest rates prevailing on the Transaction Date and base interest rates in respect of floating interest rate obligations equal to the base interest rates on such obligations in effect as of the Transaction Date; provided that if the Company or any of its consolidated Subsidiaries is a party to any Interest-Swap Obligation which would have the effect of changing the interest rate on any Indebtedness of the Company or any of its consolidated Subsidiaries for such four quarter period (or a portion thereof), the resulting rate shall be used for such four quarter period or portion thereof; provided, further, that any Consolidated Interest Expense with respect to Indebtedness incurred or retired by the Company or any of its Subsidiaries during the fiscal quarter in which the Transaction Date occurs shall be calculated as if such debt was so incurred or retired on the first day of the fiscal quarter in which the Transaction Date occurs; provided, further, that if the transaction giving rise to the need to calculate the Consolidated Interest Coverage Ratio would have the effect of increasing or decreasing EBITDA in the future and if such increase or decrease is readily quantifiable and is directly attributable to such transaction, EBITDA shall be calculated on a pro forma basis as if such transaction had occurred on the first day of the four fiscal quarters referred to in clause (i) of this definition, and if, during the same four fiscal quarters, (x) the Company or any of its consolidated Subsidiaries shall have engaged in any Asset Sale, EBITDA for such period shall be reduced by an amount equal to the EBITDA (if positive), or increased by an amount equal to the EBITDA (if negative), directly attributable to the assets which are the subject of such Asset Sale for such period calculated on a pro forma basis as if such Asset Sale and any related retirement of Indebtedness had occurred on the first day of such period or (y) after July 1, 1996, the Company or any of its consolidated Subsidiaries shall have acquired any material assets out of the ordinary course of business, EBITDA and Consolidated Interest Expense (if Indebtedness is incurred or assumed in connection with such acquisition) shall be calculated on a pro forma basis as if such asset acquisition and related financing had occurred on the first day of such period.

                 "Consolidated Interest Expense" means, with respect to any Person for any period, without duplication (A) the sum of (i) the aggregate amount of cash and non-cash interest expense (including capitalized interest) of such Person and its subsidiaries for such period as determined on a consolidated basis in accordance with GAAP in respect of Indebtedness (including, without limitation, (v) any amortization of debt discount, (w) net costs associated with Interest-Swap Obligations (including any amortization of discounts),
         (x) the interest portion of any deferred payment obligation, (y) all accrued interest and (z) all commissions, discounts and other fees and charges owed with respect to letters of credit, bankers' acceptances or similar facilities) paid or accrued, or scheduled to be paid or accrued, during such period, (ii) dividends on preferred stock (other than dividends on the Preferred Stock) of such Person (and of its subsidiaries if paid to a Person other than such Person or its subsidiaries) declared and payable in cash, (iii) the portion of any rental obligation of such Person or its subsidiaries in respect of any Capital Lease Obligation allocable to interest expense in accordance with GAAP, (iv) the portion of any rental obligation of such Person or its subsidiaries in respect of any Sale and Lease-Back Transaction allocable to interest expense (determined as if such were treated as a Capital Lease Obligation), (v) to the extent any debt of any other Person is Guaranteed by such Person or any of its subsidiaries, the aggregate amount of interest paid, accrued or scheduled to be paid or accrued, by such other Person during such period attributable to any such debt and (vi) with respect to any fiscal quarter ending prior to April 1, 1996, an amount equal to quarterly interest expense accrued in respect of the 9 1/8% Senior Notes had such 9 1/8% Senior Notes been outstanding in the amount issued on July 1, 1996 during the entirety of such fiscal quarter, less (B) to the extent included in
         (A) above, amortization or write-off of deferred financing costs of such Person and its subsidiaries during such period and any charge related to any premium or penalty paid in connection with redeeming or retiring any Indebtedness of such Person and its subsidiaries prior to its stated maturity; in the case of both (A) and (B) above, after elimination of intercompany accounts among such Person and its subsidiaries and as determined in accordance with GAAP.

                 "Consolidated Net Income" of any Person means, for any period, the aggregate net income (or net loss, as the case may be) of such Person and its subsidiaries for such period on a consolidated basis, determined in accordance with GAAP; provided that there shall be excluded therefrom, without duplication, (i) gains and losses from Asset Sales or reserves relating thereto, (ii) items classified as extraordinary (other than the tax benefit of the utilization of net operating loss carryforwards and alternative minimum tax credits),
         (iii) except to the extent of the amount of cash dividends or other cash distributions in respect of Capital Stock actually paid to such specified Person or a subsidiary thereof by any other Person during such period, the net income (or loss) of such other Person other than a subsidiary of such specified Person, (iv) the net income of any Person acquired by such specified Person or any of its subsidiaries in a pooling-of-interests transaction for any period prior to the date of such acquisition, (v) any gain or loss, net of taxes, realized on the termination of any employee pension benefit plan, (vi) the effect of the adoption of Statement of Financial Accounting Standards No. 106 to the extent expenses recognized pursuant to such adoption exceed the amount with respect to such expenses which would have been recognized during such period using the "pay as you go" accounting method, (vii) any charge against income for impairment or write-down of long-lived assets of the Company or any Subsidiary made in accordance with Statement of Financial Accounting Standards No. 121 and (viii) the net income of any subsidiary of such specified Person to the extent that the transfer to that Person of that income is not at the time permitted, directly or indirectly, by any means (including by dividend, distribution, advance or loan or otherwise), by operation of the terms of its charter or any agreement with a Person other than with such specified Person or any Affiliate thereof, instrument held by a Person other than by such specified Person or any Affiliate thereof, judgment, decree, order, statute, law, rule or governmental regulations applicable to such subsidiary or its stockholders, except for any dividends or distributions actually paid by such subsidiary to such Person.

                 "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office is, on July 1, 1996, located at 600 Travis, 8th Floor, Houston, Texas 77002. For purposes of Section 10.02 hereof, the Corporate Trust Office shall include the office of the Trustee's agent located on July 1, 1996 at 55 Water Street, North Bldg., Room 234, Windows 20 & 21, New York, New York 10041.

                 "Material Subsidiary" means a Subsidiary that (i) has assets with an aggregate book value in an amount greater than 5% of the Consolidated Net Tangible Assets of the Company as of any date of determination as shown on a separate balance sheet of such Subsidiary or (ii) had operating revenues in excess of 5% of the operating revenues of the Company and the Subsidiaries as determined on a consolidated basis in accordance with GAAP for the four calendar quarters immediately preceding the calendar quarter that includes the determination date.

                 "Permitted Indebtedness" means:

                          (i) Indebtedness of the Company under the 9 1/8% Senior Notes;

                          (ii)    Indebtedness of the Company and the
                 Subsidiaries under one or more bank credit facilities; provided that at the date such Indebtedness is incurred and after giving effect to the incurrence of such Indebtedness and any substantially concurrent repayment of Indebtedness permitted under this clause (ii) or under any bank credit facility permitted pursuant to clause (v) hereof, the aggregate amount of all Indebtedness outstanding at such time under this clause (ii) and under any bank credit facility permitted pursuant to clause (v) hereof shall not exceed $100,000,000 (except as such amount may be permanently reduced by the application of Net Available Proceeds in accordance with clause (ii) of Section 10.13(b)) of the 1996 Indenture;

                          (iii) Indebtedness of the Company or any Subsidiary under Interest-Swap obligations; provided that (a) such Interest-Swap Obligations are related to payment obligations on Indebtedness otherwise permitted by Section 10.09 and (b) the notional principal amount of such Interest-Swap Obligations does not exceed the principal amount of the Indebtedness to which such Interest-Swap Obligations relate;

                          (iv) Indebtedness of the Company or any Subsidiary under Currency Hedge Obligations; provided that (a) such Currency Hedge Obligations are related to payment obligations on Indebtedness otherwise permitted by Section 10.09 or to the foreign currency cash flows reasonably expected to be generated by the Company and the Subsidiaries and (b) the notional principal amount of such Currency Hedge Obligations does not exceed the principal amount of the Indebtedness or the amount of the foreign currency cash flows to which such Currency Hedge Obligations relate;

                          (v) Indebtedness of the Company or any Subsidiary outstanding on July 1, 1996 (including without limitation the Notes) and listed on Schedule 1.01A to the 1996 Indenture;

                          (vi) Indebtedness of the Company or any Subsidiary in respect of performance bonds, surety bonds, appeal bonds and letters of credit issued for the account of the Company or any Subsidiary, in each case incurred in the ordinary course of business and not in connection with the borrowing of money;

                          (vii) Indebtedness of the Company to any Wholly Owned Subsidiary (but only so long as it remains a Wholly Owned Subsidiary);

                          (viii) Indebtedness of any Subsidiary to the Company or any Wholly Owned Subsidiary (but only so long as it remains a Wholly Owned Subsidiary);

                          (ix) Non-Recourse Indebtedness of any Non-Recourse Subsidiary;

                          (x) Indebtedness of the Company in connection with a purchase of the Notes pursuant to a Change of Control Offer; provided that the aggregate principal amount of such Indebtedness does not exceed 101% of the aggregate principal amount of the Notes purchased pursuant to such Change of Control Offer plus the amount of expenses incurred in connection therewith; provided, further, that such Indebtedness (a) has an Average Life equal to or greater than the remaining Average Life of the Notes and (b) does not mature prior to one year following the Stated Maturity of the Notes;

                          (xi) other Indebtedness of the Company or any Subsidiary; provided that at the date such Indebtedness is incurred and after giving effect to the incurrence of such Indebtedness, the aggregate amount of all Indebtedness outstanding at such time under this clause (xi) shall not exceed $30,000,000;

                          (xii)   Permitted Refinancing Indebtedness;

                          (xiii) Indebtedness of any Subsidiary, if any, in respect of the Safe Harbor Leases, the Letter of Credit Agreement and the Mortgage, as such terms are defined in, and as contemplated by, the Assets Purchase Agreement dated August 20, 1993, between the Company and Portal Rig Corporation; and

                          (xiv) Project Finance Indebtedness, provided that at the date such Indebtedness is incurred and after giving effect to the incurrence of such Indebtedness, the aggregate principal amount of all Indebtedness incurred and outstanding at such time under this clause (xiv) (or under clause (i) of Section 10.10 by reason of this clause (xiv) being referenced therein) shall not exceed $75,000,000.

                          So as to avoid duplication in determining the amount
                 of Permitted Indebtedness under any clause of this definition, Guarantees of, or obligations in respect of letters of credit supporting, Indebtedness otherwise included in the determination of such amount shall not also be included.

                 "Permitted Investments" means:

                          (i)     certificates of deposit, bankers'
                 acceptances, time deposits, Eurocurrency deposits and similar types of investments routinely offered by commercial banks with final maturities of one year or less issued by commercial banks having capital and surplus in excess of $100,000,000;

                          (ii) commercial paper issued by any corporation, if such commercial paper has credit ratings of at least A-1 by S&P and at least P-1 by Moody's;

                          (iii) U.S. Government Obligations with a maturity of four years or less;

                          (iv) repurchase obligations for instruments of the type described in clause (iii) hereof;

                          (v) shares of money market mutual or similar funds having assets in excess of $100,000,000;

                          (vi) payroll advances in the ordinary course of business;

                          (vii) other advances and loans to officers and employees of the Company or any Subsidiary, so long as the aggregate principal amount of such advances and loans does not exceed $500,000 at any one time outstanding;

                          (viii) Investments represented by that portion of the proceeds from Asset Sales (a) that is not Cash Proceeds or
                 (b) that is deemed to be Cash Proceeds pursuant to the second sentence of the definition of "Cash Proceeds" set forth in this Section 1.01;

                          (ix) Investments in the NN-1 Limited Partnership, a Texas limited partnership, pursuant to the Agreement of Limited Partnership of the NN-1 Limited Partnership in an aggregate amount not to exceed the amount of U.S. Government Guaranteed Ship Financing Sinking Fund Bonds outstanding on the Issue Date; and

                          (x) Investments in respect of the interest being acquired by the Company or any Subsidiary in the Neddrill Joint Ventures.

                 "Permitted Liens" means:

                          (i) Prior to July 1, 1996, Liens in existence on the Issue Date and set forth on Schedule 1.01B, and on and after July 1, 1996, Liens in existence on July 1, 1996 and set forth on Schedule 1.01B to the 1996 Indenture;

                          (ii) Prior to July 1, 1996, Liens created for the benefit of the Notes, and on and after July 1, 1996, Liens created for the benefit of either the Notes or the 9 1/8% Senior Notes;

                          (iii) Liens covering (a) accounts receivable and inventory of the Company and the Subsidiaries and (b) other assets of the Company and the Subsidiaries with a Fair Value (as determined in good faith by the Board of Directors) not to exceed $100,000,000, in each case securing Indebtedness that may be incurred under clause (ii) of the definition of "Permitted Indebtedness" set forth in this Section 1.01, provided that if, at the time Liens are proposed to be granted or created in reliance on this clause (b), Liens have been granted to secure Project Finance Indebtedness as permitted by the proviso of clause (xii) of this definition and the aggregate principal amount of such secured Project Finance Indebtedness exceeds $75,000,000, then the Fair Value of assets on which Liens may be granted or created under this clause (b) shall be limited to the greater of (x) $100,000,000 less the amount by which the outstanding aggregate principal of Project Finance Indebtedness exceeds $75,000,000, (y) an amount that would permit the Company, after the grant or creation of proposed Liens pursuant to this clause (b), to incur at least $1.00 of additional secured Project Finance Indebtedness under the proviso of clause (xii) of this definition and (z) an amount such that the Consolidated Assets Coverage Ratio would have been at least 2.50 to 1 at the time of the incurrence of Liens in reliance on the proviso of clause (xii) of this definition had the Liens proposed to be granted or created under this clause (b) been granted or created immediately prior to the Measurement Date of such Consolidated Asset Coverage Ratio;

                          (iv) Liens on Property of a Person existing at the time such Person is merged or consolidated with or into the Company or a Subsidiary (and not incurred as a result of, or in anticipation of, such transaction); provided, that such Lien relates solely to the Property subject thereto;

                          (v) Liens on Property existing at the time of the acquisition thereof (and not incurred as a result of, or in anticipation of, such transaction); provided that such Lien relates solely to the Property subject thereto;

                          (vi) Liens incurred or pledges and deposits in connection with worker's compensation, unemployment insurance and other social security benefits, statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature (and obligations with respect to any letters of credit issued in favor of the Company or a Subsidiary and in order to secure or obtain any of the foregoing), in each case incurred in the ordinary course of business and not in connection with the borrowing of money;

                          (vii) Liens imposed by law or arising by operation of law, including, without limitation, landlords', mechanics', carriers', warehousemen's, materialmen's, suppliers' and vendors' Liens and Liens for master's and crew's wages and other similar maritime Liens, and incurred in the ordinary course of business;

                          (viii) zoning restrictions, easements, licenses, covenants, reservations, restrictions on the use of real property and defects, irregularities and deficiencies in title to real property that do not, individually or in the aggregate, materially affect the ability of the Company or any Subsidiary to conduct its business as presently conducted;

                          (ix) Liens for taxes or assessments or other governmental charges or levies not yet due and payable, or the validity of which is being contested by the Company or a Subsidiary in good faith by appropriate proceedings upon stay of execution or the enforcement thereof and for which adequate reserves in accordance with GAAP or other appropriate provision has been made;

                          (x) Liens to secure the payment of all or a part of the purchase price or construction cost of Property acquired or constructed after the Issue Date; provided that
                 (a) the principal amount of Indebtedness secured by such Liens shall not exceed the lesser of cost or Fair Market Value of the Assets or Property so acquired or constructed; and (b) such Liens shall not encumber any other assets or Property of the Company or any Subsidiary and shall attach to such Property within 120 days of the construction or acquisition of such Property;

                          (xi) Liens securing Capital Lease Obligations; provided, that such Liens secure Capital Lease Obligations which, when combined with (a) the outstanding secured Indebtedness of the Company (other than Indebtedness secured by Liens described in clauses (ii), (iii), (x) and (xix) hereof), (b) all Indebtedness and the aggregate liquidation value of all preferred stock of any Subsidiary (other than a Non-Recourse Subsidiary) incurred and outstanding in accordance with Section 10.10 (other than of the type described in clauses (iii), (x), (xv) and (xix) hereof) and
                 (c)
                 the aggregate amount of all other Capital Lease Obligations of the Company and the Subsidiaries, does not exceed 10% of the Consolidated Net Tangible Assets of the Company;

                          (xii) Liens securing Project Finance Indebtedness incurred under clause (xiv) of the definition of "Permitted Indebtedness" as set forth in this Section 1.01; provided, that if, at the date such Project Finance Indebtedness is incurred and after giving effect to the incurrence of such Indebtedness, the Consolidated Asset Coverage Ratio shall equal or exceed 2.50 to 1.0 and such additional Indebtedness can be incurred under paragraph (a) of Section 10.09 then, notwithstanding the $75,000,000 limitation set forth in clause
                 (xiv) of the definition of "Permitted Indebtedness" set forth in this Section 1.01, the aggregate principal amount of Project Finance Indebtedness that may be secured under this clause (xii) shall not exceed (i) $250,000,000, if the Consolidated Interest Coverage Ratio (after giving pro forma effect to the incurrence of such Project Finance Indebtedness) shall be equal to or greater than 3.00 to 1.0 but less than
                 4.00 to 1.0 or (ii) $400,000,000, if the Consolidated Interest Coverage Ratio (after giving pro forma effect to the incurrence of such Project Finance Indebtedness) shall be equal to or greater than 4.00 to 1.0;

                          (xiii) Liens securing Indebtedness of the Company or any Subsidiary; provided, that such Liens secure Indebtedness which, when combined with (a) the outstanding secured Indebtedness of the Company (other than Indebtedness secured by Liens described under clauses (ii), (iii), (x) and (xix) hereof), (b) all Indebtedness and the aggregate liquidation value of all preferred stock of any Subsidiary (other than a Non-Recourse Subsidiary) incurred and outstanding in accordance with Section 10.10 (other than of the type described in clauses (iii), (x), (xv) and (xix) hereof) and
                 (c) the aggregate amount of all Capital Lease Obligations of the Company and the Subsidiaries, does not exceed 10% of the Consolidated Net Tangible Assets of the Company;

                          (xiv) Liens to secure any extension, renewal, refinancing or refunding (or successive extensions, renewals, refinancings or refundings), in whole or in part, of any Indebtedness secured by Liens referred to in the foregoing clauses (i), (ii), (iv) and (v); provided that such Lien does not extend to any other Property of the Company or any Subsidiary and the principal amount of the Indebtedness secured by such Lien is not increased;

                          (xv) Liens granted by a Non-Recourse Subsidiary securing Non-Recourse Indebtedness of such Non-Recourse Subsidiary and Liens on the Capital Stock of a Non-Recourse Subsidiary securing Non- Recourse Indebtedness of such Non-Recourse Subsidiary;

                          (xvi)   any charter or lease that would not
                 constitute an Asset Sale pursuant to clause (E) of the definition of "Asset Sale" set forth in this Section 1.01;

                          (xvii) leases or subleases of real property to other Persons;

                          (xviii) Liens under the Safe Harbor Leases, the
                 Letter of Credit Agreement and the Mortgage, as such terms are defined in, and as contemplated by, the Assets Purchase Agreement dated August 20, 1993, between the Company and Portal Rig Corporation, with respect to the Property being acquired pursuant to such Assets Purchase Agreement;

                          (xix) Liens on (a) up to eight submersible drilling rigs, owned by the Company or any Subsidiaries as of July 1, 1996 including any improvements on such rigs, provided, that the Company may from time to time designate one or more of such rigs as Property that is not, and will not be, subject to this clause (xix) by delivery of written notice of such designation to the Trustee under this Indenture, whereupon such designated rig or rigs shall cease to be covered by this clause (xix) and, if unencumbered by any Lien (other than Permitted Liens described in clauses (vii), (viii) and (ix) of this definition), the Appraised Value of such designated rig or rigs as of any Measurement Date shall be included in any determination of Consolidated Asset

                 Coverage Ratio under this Indenture or (b) the Property described in clause (ii)(l) of the definition of "Asset Sale" set forth in Section 1.01 of the 1996 Indenture; and

                           (xx) Liens resulting from the deposit of funds or evidences of Indebtedness in trust for the purpose of defeasing Indebtedness of the Company or any of the Subsidiaries.

                 "Permitted Refinancing Indebtedness" means Indebtedness of the Company or a Subsidiary, incurred in exchange for, or the proceeds of which are used to renew, extend, refinance, refund or repurchase, outstanding Indebtedness of the Company or any Subsidiary which outstanding Indebtedness was incurred in accordance with, or is otherwise permitted by, the terms of this Indenture, other than any such Indebtedness permitted pursuant to clause (xi) of the definition of "Permitted Indebtedness" set forth in this Section 1.01; provided that (i) if the Indebtedness being renewed, extended, refinanced, refunded or repurchased is pari passu with or subordinated in right of payment to the Notes, then such new Indebtedness is pari passu with or subordinated in right of payment to, as the case may be, the Notes at least to the same extent as the Indebtedness being renewed, extended, refinanced, refunded or repurchased, (ii) such new Indebtedness is scheduled to mature later than the Indebtedness being renewed, extended, refinanced, refunded or repurchased, (iii) such new Indebtedness has an Average Life at the time such Indebtedness is incurred that is greater than the Average Life of the Indebtedness being renewed, extended, refinanced, refunded or repurchased and (iv) such new Indebtedness is in an aggregate principal amount (or, if such Indebtedness provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof, the original issue price of such Indebtedness
         is) not in excess of the aggregate principal amount then outstanding of the Indebtedness being renewed, extended, refinanced, refunded or repurchased (or if the Indebtedness being renewed, extended, refinanced, refunded or repurchased provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof, the original issue price of such Indebtedness plus any accreted value attributable thereto since the original issuance of such Indebtedness) plus the amount of any premium required to be paid in connection therewith pursuant to the terms of such Indebtedness or the amount of any premium reasonably determined by the Company or the Subsidiary, as applicable, as necessary to accomplish the foregoing by means of a tender or exchange offer or privately negotiated purchase, plus the amount of fees and expenses in connection therewith; provided, further that Permitted Refinancing Indebtedness shall not include (a) Indebtedness of a Subsidiary that is incurred to renew, extend, refinance, refund or repurchase Indebtedness of the Company and (b) Indebtedness (other than Non-Recourse Indebtedness of the related Non-Recourse Subsidiary) that is incurred to renew, extend, refinance, refund or repurchase Non-Recourse Indebtedness of such Non-Recourse Subsidiary.

                 "Preferred Stock" means the $1.50 Convertible Preferred Stock of the Company outstanding as of July 1, 1996.

                 "Project Finance Indebtedness" of a Person means any Indebtedness the proceeds of which will be used solely to make capital expenditures to repair, refurbish, upgrade or improve one or more drilling rigs owned or acquired (or to be owned or acquired) by such Person or an Affiliate thereof.

         Section 1.2. Amendment of SECTION 10.07. SECTION 10.07 of the Indenture is amended by (a) deleting the comma after the reference to "clause
(i) above" in subsection (ii)(a) and substituting therefor the word "and", (b) deleting the words "but less than $20,000,000" in subsection (ii)(b), and (c) deleting the clause "and (c) with respect to a transaction or series of related transactions that has a Fair Market Value equal to, or in excess of, $20,000,000, the Company shall deliver to the Trustee an opinion of a nationally recognized investment banking firm to the effect that such transaction or series of related transactions complies with clause (i) above".

         Section 1.3. Amendment of SECTION 10.08. SECTION 10.08 of the Indenture is amended by (a) deleting "the first day of the fiscal quarter of the Company in which the Issue Date falls" in clause (iii)(A) of subsection (a) and substituting therefor "October 1, 1993"; (b) in clause (iii)(B) of subsection (a), (i) deleting the words "the amount of" and substituting therefor "an amount equal to (x)", (ii) deleting the words "the Issue Date" and substituting therefor "October 7, 1993", (iii) deleting the words "Company), and" and substituting therefor

"Company and including the Equity Offerings), and (y)", (iv) adding the words "or the Preferred Stock" after the words "carrying value of any Redeemable Stock" and (v) deleting the words "the Issue Date, and (C)" and substitute therefor "October 7, 1993, (C) in the case of the disposition or repayment of any Investment constituting a Restricted Payment made after July 1, 1996 in compliance with this Section 10.08 and the other provisions of this Indenture, an amount equal to the lesser of the return of capital with respect to such Investment and the initial amount of such Investment, in either case, minus the cost of the disposition of such Investment and (D)"; and (c) adding the word "not" between the words "subsection shall" and "be included" in the second sentence of subsection (c).

         Section 1.4. Amendment of SECTION 10.10. SECTION 10.10 of the Indenture is amended by (a) deleting the words "and (xiii)" in subsection (i) and substituting therefor ", (xiii) and (xiv)" and (b) deleting the references to "and (x)" in subsection (vi) and substituting therefor ", (x), (xv) and
(xix)".

         Section 1.5. Amendment of ARTICLE X. ARTICLE X of the Indenture is amended by adding a new SECTION 10.19 to read as follows:

                 SECTION 10.19. Certain Covenants Suspended. The covenants set forth in this Article X will be applicable to the Company, except that during any period of time that:

                 (i) the ratings assigned to the Notes by both S&P and Moody's (collectively, the "Rating Agencies") are equal to or higher than BBB- and Baa3, or the equivalents thereof, respectively (the "Investment Grade Ratings"); and

                 (ii) no Event of Default or Default has occurred and is continuing,

the Company and its Subsidiaries will not be subject to the provisions of
Section 10.08 and Section 10.09 and clauses (3) and (4) of Section 8.01 of this Indenture (collectively, the "Suspended Covenants").

                 In the event that the Company is not subject to the Suspended Covenants for any period of time as a result of the preceding sentence and, subsequently, one or both Rating Agencies withdraws its ratings or downgrades the ratings assigned to the Notes below the required Investment Grade Ratings, then the Company and its Subsidiaries will again be subject to the Suspended Covenants and compliance with the Suspended Covenants with respect to Restricted Payments made after the time of such withdrawal or downgrade will be calculated in accordance with the terms of Section 10.08 as if such Section had been in effect during the entire period of time from the date of this Indenture.

         Section 1.6. Amendment of SECTION 5.01. SECTION 5.01 of the Indenture is amended by (a) deleting the phrase "$5,000,000 for any single Indebtedness or in an aggregate amount in excess of $10,000,000 for all Indebtedness" in subsection (5) and substituting therefor the phrase "$10,000,000 for any Indebtedness individually or in the aggregate", (b) deleting "$5,000,000" in subsection (6) and substituting therefor "10,000,000",
(c) in subsection (7), adding the word "Material" immediately preceding each reference to the word "Subsidiary" and capitalizing the word "property" and (d) in subsection (8)(b), adding the word "Material" immediately preceding each reference to the word "Subsidiary" not already so modified and capitalizing the word "property".

         Section 2. Payment upon Effectiveness. Upon effectiveness of this Supplemental Indenture, the Company shall pay to the Trustee for the account of each Holder (other than the Company or any Affiliate of the Company) as of the Record Date (as defined in the Company's Consent Solicitation Statement dated September 6, 1996) of Notes in respect of which there has been delivered a valid and unrevoked Consent (as defined in said Consent Solicitation Statement) prior to the Expiration Date (as defined in said Consent Solicitation Statement) ("Eligible Payment Recipient"), a fee equal to $3.75 in cash for each $1,000 in principal amount of such Notes (a "Consent Payment"). Upon receipt of a Company Order and such requisite funds from the Company, the Trustee shall pay the aggregate Consent Payments to the Eligible Payment Recipients in accordance with their respective interests.

         Section 3. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

         Section 4. Counterparts. This Supplemental Indenture may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signature thereto and hereto were upon the same instrument.

         Section 5. Severability Clause. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, to the extent permitted by law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 6. Ratification. Except as expressly amended by this Supplemental Indenture, each provision of the Indenture shall remain in full force and effect, and, as amended hereby, the Indenture is in all respects agreed to, ratified and confirmed by each of the Company and the Trustee.

                                    *  *  *

         IN WITNESS WHEREOF, the Company and the Trustee have caused this Indenture Supplement to be duly executed by their respective officers thereunto duly authorized and their respective seals duly attested to be hereunto affixed all as of the day and year first above written.

                                        "COMPANY"

                                        NOBLE DRILLING CORPORATION
[SEAL]

Attest:                                 By:
                                           ------------------------------------
                                        Name:
                                        Title:

- -------------------------------
Name:
Title:

                                        "TRUSTEE"

                                        TEXAS COMMERCE BANK NATIONAL
                                        ASSOCIATION, as Trustee
[SEAL]

Attest:                                 By:
                                           ------------------------------------
                                        Name:
                                        Title:

- -------------------------------
Name:
Title:

STATE OF TEXAS                    )
                                  )
COUNTY OF HARRIS                  )

         BEFORE ME, the undersigned authority, a Notary Public in and for said state, on this day personally appeared _______________ and _______________, known to me to be the persons and officers whose names are subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said NOBLE DRILLING CORPORATION, a Delaware corporation, and that they executed the same as the act of said corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this ____ day of September,
1996.


                                        ---------------------------------------
                                        Notary Public in and for the State of
                                        Texas

My commission expires:
                                        ---------------------------------------
                                        Printed Name of Notary Public

- ----------------------------------


STATE OF TEXAS                    )
                                  )
COUNTY OF HARRIS                  )

         BEFORE ME, the undersigned authority, a Notary Public in and for said state, on this day personally appeared _______________ and _______________, known to me to be the persons and officers whose names are subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as trustee, a national banking association, and that they executed the same as the act of said national banking association for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this ____ day of September,
1996.



                                        ---------------------------------------
                                        Notary Public in and for the State of
                                        Texas

My commission expires:
                                        ---------------------------------------
                                        Printed Name of Notary Public

- ----------------------------------

                                                                  ANNEX II

               TEXT OF PROPOSED AMENDMENTS MARKED TO SHOW CHANGES

   [The text of the new defined terms added by the Proposed Amendments and of the new Section 10.19 added by the Proposed Amendments is set forth in Section 1.1(a) and Section 1.5, respectively, of
           the First Supplemental Indenture attached as Annex I.]


  SECTION 1.01.    Definitions.

 ...


          "Consolidated Interest Coverage Ratio" means as of the date of the transaction giving rise to the need to calculate the Consolidated Interest Coverage Ratio (the "Transaction Date"), the ratio of (i) the sum of (a) the aggregate amount of EBITDA of the Company and its consolidated Subsidiaries for the four fiscal quarters for which financial information in respect thereof is available immediately prior to the applicable Transaction Date (the "Determination Period") and (b) with respect to any fiscal quarter ending prior to July 1, 1996 included in the calculation set forth in clause (a) above, the EBITDA for any such quarter or period attributable to the Neddrill Assets to
(ii) the aggregate Consolidated Interest Expense of the Company and its consolidated Subsidiaries that is anticipated to accrue during a period consisting of the fiscal quarter in which the Transaction Date occurs and the three fiscal quarters immediately subsequent thereto (based upon the pro forma amount and maturity of, and interest payments in respect of, Indebtedness of the Company and its consolidated Subsidiaries reasonably expected by the Company to be outstanding on the Transaction Date and reasonably expected by the Company to be outstanding from time to time during such period), assuming for the purposes of this measurement the continuation of market interest rates prevailing on the Transaction Date and base interest rates in respect of floating interest rate obligations equal to the base interest rates on such obligations in effect as of the Transaction Date; provided that if the Company or any of its consolidated Subsidiaries is a party to any Interest-Swap Obligation which would have the effect of changing the interest rate on any Indebtedness of the Company or any of its consolidated Subsidiaries for such four quarter period (or a portion thereof), the resulting rate shall be used for such four quarter period or portion thereof; provided, further, that any Consolidated Interest Expense with respect to Indebtedness incurred or retired by the Company or any of its Subsidiaries during the fiscal quarter in which the Transaction Date occurs shall be calculated as if such debt was so incurred or retired on the first day of the fiscal quarter in which the Transaction Date occurs; provided, further, that if the transaction giving rise to the need to calculate the Consolidated Interest Coverage Ratio would have the effect of increasing or decreasing EBITDA in the future and if such increase or decrease is readily quantifiable and is directly attributable to such transaction, EBITDA shall be calculated on a pro forma basis as if such transaction had occurred on the first day of the four fiscal quarters referred to in clause (i) of this definition, and if, during the same four fiscal quarters, (x) the Company or any of its consolidated Subsidiaries shall have engaged in any Asset Sale, EBITDA for such period shall be reduced by an amount equal to the EBITDA (if positive), or increased by an amount equal to the EBITDA (if negative), directly attributable to the assets which are the subject of such Asset Sale for such period calculated on a pro forma basis as if such Asset Sale and any related retirement of Indebtedness had occurred on the first day of such period or (y) after the Issue Date, the Company or any of its consolidated Subsidiaries shall have acquired any material assets out of the ordinary course of business, EBITDA and Consolidated Interest Expense (if Indebtedness is incurred or assumed in connection with such acquisition) shall be calculated on a pro forma basis as if such asset acquisition and related financing had occurred on the first day of such period.


          "Consolidated Interest Expense" means, with respect to any Person for any period, without duplication (A) the sum of (i) the aggregate amount of cash and non-cash interest expense (including capitalized interest) of such Person and its subsidiaries for such period as determined on a consolidated basis in accordance with GAAP in respect of Indebtedness (including, without limitation, (v) any amortization of debt discount, (w) net costs associated with Interest-Swap Obligations (including any amortization of discounts), (x) the interest portion of any deferred payment obligation, (y) all accrued interest and (z) all commissions, discounts and other fees and charges owed with respect to letters of credit, bankers' acceptances or similar facilities) paid or accrued, or scheduled to be paid or accrued, during such period, (ii) dividends on preferred stock (other than dividends on the Preferred Stock) of such Person (and of its subsidiaries if paid to a Person other than such Person or its subsidiaries) declared and payable in cash, (iii) the portion of any rental obligation of such Person or its subsidiaries in respect of any Capital Lease Obligation allocable to interest expense in accordance with GAAP, (iv) the portion of any rental obligation of such Person or its subsidiaries in respect of any Sale and Lease-Back Transaction allocable to interest expense (determined as if such were treated as a Capital Lease Obligation), (v) to the extent any debt of any other Person is Guaranteed by such Person or any of its subsidiaries, the aggregate amount of interest paid, accrued or scheduled to be paid or accrued, by such other Person during such period attributable to any such debt and (vi) with respect to any fiscal quarter ending prior to April 1, 1996, an amount equal to quarterly interest expense accrued in respect of the 9 1/8% Senior Notes had such 9 1/8% Senior Notes been outstanding in the amount issued on July 1, 1996 during the entirety of such fiscal quarter, less (B) to the extent included in (A) above, amortization or write-off of deferred financing costs of such Person and its subsidiaries during such period and any charge related to any premium or penalty paid in connection with redeeming or retiring any Indebtedness of such Person and its subsidiaries prior to its stated maturity; in the case of both
(A) and (B) above, after elimination of intercompany accounts among such Person and its subsidiaries and as determined in accordance with GAAP.



          "Consolidated Net Income" of any Person means, for any period, the aggregate net income (or net loss, as the case may be) of such Person and its subsidiaries for such period on a consolidated basis, determined in accordance with GAAP; provided that there shall be excluded therefrom, without duplication, (i) gains and losses from Asset Sales or reserves relating thereto, (ii) items classified as extraordinary (other than the tax benefit of the utilization of net operating loss carryforwards and alternative minimum tax credits), (iii) except to the extent of the amount of cash dividends or other cash distributions in respect of Capital Stock actually paid to such specified Person or a subsidiary thereof by any other Person during such period, the net income (or loss) of such other Person other than a subsidiary of such specified Person, (iv) the net income of any Person acquired by such specified Person or any of its subsidiaries in a pooling-of-interests transaction for any period prior to the date of such acquisition, (v) any gain or loss, net of taxes, realized on the termination of any employee pension benefit plan, (vi) the effect of the adoption of Statement of Financial Accounting Standards No. 106 to the extent expenses recognized pursuant to such adoption exceed the amount with respect to such expenses which would have been recognized during such period using the "pay as you go" accounting method, (vii) any charge against income for impairment or write-down of long-lived assets of the Company or any Subsidiary made in accordance with Statement of Financial Accounting Standards No. 121 and (viii) the net income of any subsidiary of such specified Person to the extent that the transfer to that Person of that income is not at the time permitted, directly or indirectly, by any means (including by dividend, distribution, advance or loan or otherwise), by operation of the terms of its charter or any agreement with a Person other than with such specified Person or any Affiliate thereof, instrument held by a Person other than by such specified Person or any Affiliate thereof, judgment, decree, order, statute, law, rule or governmental regulations applicable to such subsidiary or its stockholders, except for any dividends or distributions actually paid by such subsidiary to such Person.




          "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office is, on July 1, 1996, located at 600 Travis, 8th Floor, Houston, Texas 77002. For purposes of Section 10.02 hereof, the Corporate Trust Office shall include the office of the Trustee's agent located on July 1, 1996 at 55 Water Street, North Bldg., Room 234, Windows 20 & 21,
New York, New York 10041.



          "Material Subsidiary" means a Subsidiary that (i) has assets with an aggregate book value in an amount greater than 5% of the Consolidated Net Tangible Assets of the Company as of any date of determination as shown on a separate balance sheet of such Subsidiary or (ii) had operating revenues in excess of 5% of the operating revenues of the Company and the Subsidiaries as determined on a consolidated basis in accordance with GAAP for the four calendar quarters immediately preceding the calendar quarter that includes the determination date.

          "Permitted Indebtedness" means:


          (i)      Indebtedness of the Company under the 9 1/8% Senior Notes;



          (ii) Indebtedness of the Company and the Subsidiaries under one or more bank credit facilities; provided that at the date such Indebtedness is incurred and after giving effect to the incurrence of such Indebtedness and any substantially concurrent repayment of Indebtedness permitted under this clause (ii) or under any bank credit facility permitted pursuant to clause (v) hereof, the aggregate amount of all Indebtedness outstanding at such time under this clause (ii) and under any bank credit facility permitted pursuant to clause (v) hereof shall not exceed $100,000,000 (except as such amount may be permanently reduced by the application of Net Available Proceeds in accordance with clause (ii) of Section 10.13(b) of the 1996 Indenture);


          (iii) Indebtedness of the Company or any Subsidiary under Interest-Swap obligations; provided that (a) such Interest-Swap Obligations are related to payment obligations on Indebtedness otherwise permitted by Section 10.09 and (b) the notional principal amount of such Interest-Swap Obligations does not exceed the principal amount of the Indebtedness to which such Interest-Swap Obligations relate;

          (iv) Indebtedness of the Company or any Subsidiary under Currency Hedge Obligations; provided that (a) such Currency Hedge Obligations are related to payment obligations on Indebtedness otherwise permitted by
     Section 10.09 or to the foreign currency cash flows reasonably expected to be generated by the Company and the Subsidiaries and (b) the notional principal amount of such Currency Hedge Obligations does not exceed the principal amount of the Indebtedness or the amount of the foreign currency cash flows to which such Currency Hedge Obligations relate;


          (v) Indebtedness of the Company or any Subsidiary outstanding on July 1, 1996 (including without limitation the Notes) and listed on
     Schedule 1.01A to the 1996 Indenture;


          (vi) Indebtedness of the Company or any Subsidiary in respect of performance bonds, surety bonds, appeal bonds and letters of credit issued for the account of the Company or any Subsidiary, in each case incurred in the ordinary course of business and not in connection with the borrowing of money;


          (vii) Indebtedness of the Company to any Wholly Owned Subsidiary (but only so long as it remains a Wholly Owned Subsidiary);


          (viii) Indebtedness of any Subsidiary to the Company or any Wholly Owned Subsidiary (but only so long as it remains a Wholly Owned Subsidiary);

          (ix)     Non-Recourse Indebtedness of any Non-Recourse Subsidiary;


          (x) Indebtedness of the Company in connection with a purchase of the Notes pursuant to a Change of Control Offer; provided that the aggregate principal amount of such Indebtedness does not exceed 101% of the aggregate principal amount of the Notes purchased pursuant to such Change of Control Offer plus the amount of expenses incurred in connection therewith; provided, further, that such Indebtedness (a) has an Average Life equal to or greater than the remaining Average Life of the Notes and
     (b) does not mature prior to one year following the Stated Maturity of the Notes;



          (xi) other Indebtedness of the Company or any Subsidiary; provided that at the date such Indebtedness is incurred and after giving effect to the incurrence of such Indebtedness, the aggregate amount of all Indebtedness outstanding at such time under this clause (xi) shall not exceed $30,000,000;

          (xii)    Permitted Refinancing Indebtedness;


          (xiii) Indebtedness of any Subsidiary, if any, in respect of the Safe Harbor Leases, the Letter of Credit Agreement and the Mortgage, as such terms are defined in, and as contemplated by, the Assets Purchase Agreement dated August 20, 1993, between the Company and Portal Rig Corporation; and


          (xiv) Project Finance Indebtedness, provided that at the date such Indebtedness is incurred and after giving effect to the incurrence of such Indebtedness, the aggregate principal amount of all Indebtedness incurred and outstanding at such time under this clause (xiv) (or under clause (i) of Section 10.10 by reason of this clause (xiv) being referenced therein) shall not exceed $75,000,000.


So as to avoid duplication in determining the amount of Permitted Indebtedness under any clause of this definition, Guarantees of, or obligations in respect of letters of credit supporting, Indebtedness otherwise included in the determination of such amount shall not also be included.

          "Permitted Investments" means:

          (i) certificates of deposit, bankers' acceptances, time deposits, Eurocurrency deposits and similar types of investments routinely offered by commercial banks with final maturities of one year or less issued by commercial banks having capital and surplus in excess of $100,000,000;

          (ii) commercial paper issued by any corporation, if such commercial paper has credit ratings of at least A-1 by S&P and at least P-1 by Moody's;

          (iii) U.S. Government Obligations with a maturity of four years or less;

          (iv) repurchase obligations for instruments of the type described in clause (iii) hereof;

          (v) shares of money market mutual or similar funds having assets in excess of $100,000,000;

          (vi)     payroll advances in the ordinary course of business;

          (vii) other advances and loans to officers and employees of the Company or any Subsidiary, so long as the aggregate principal amount of such advances and loans does not exceed $500,000 at any one time outstanding;


          (viii) Investments represented by that portion of the proceeds from Asset Sales (a) that is not Cash Proceeds or (b) that is deemed to be Cash Proceeds pursuant to the second sentence of the definition of "Cash Proceeds" set forth in this Section 1.01;

          (ix) Investments in the NN-1 Limited Partnership, a Texas limited partnership, pursuant to the Agreement of Limited Partnership of the NN-1 Limited Partnership in an aggregate amount not to exceed the amount of U.S. Government Guaranteed Ship Financing Sinking Fund Bonds outstanding on the Issue Date; and



          (x) Investments in respect of the interest being acquired by the Company or any Subsidiary in the Neddrill Joint Ventures.



          "Permitted Liens" means:



          (i) Prior to July 1, 1996, Liens in existence on the Issue Date and set forth on Schedule 1.01B, and on and after July 1, 1996, Liens in existence on July 1, 1996 and set forth on Schedule 1.01B to the 1996 Indenture;


          (ii) Prior to July 1, 1996, Liens created for the benefit of the Notes, and on and after July 1, 1996, Liens created for the benefit of either the Notes or the 9 1/8% Senior Notes;


          (iii) Liens covering (a) accounts receivable and inventory of the Company and the Subsidiaries and (b) other assets of the Company and the Subsidiaries with a Fair Value (as determined in good faith by the Board of Directors) not to exceed $100,000,000, in each case securing Indebtedness that may be incurred under clause (ii) of the definition of "Permitted Indebtedness" set forth in this Section 1.01, provided that if, at the time Liens are proposed to be granted or created in reliance on this clause (b), Liens have been granted to secure Project Finance Indebtedness as permitted by the proviso of clause (xii) of this definition and the aggregate principal amount of such secured Project Finance Indebtedness exceeds $75,000,000, then the Fair Value of assets on which Liens may be granted or created under this clause (b) shall be limited to the greater of (x) $100,000,000 less the amount by which the outstanding aggregate principal of Project Finance Indebtedness exceeds $75,000,000, (y) an amount that would permit the Company, after the grant or creation of proposed Liens pursuant to this clause (b), to incur at least $1.00 of additional secured Project Finance Indebtedness under the proviso of clause (xii) of this definition and (z) an amount such that the Consolidated Assets Coverage Ratio would have been at least 2.50 to 1 at the time of the incurrence of Liens in reliance on the proviso of clause
     (xii) of this definition had the Liens proposed to be granted or created under this clause (b) been granted or created immediately prior to the Measurement Date of such Consolidated Asset Coverage Ratio;


          (iv) Liens on Property of a Person existing at the time such Person is merged or consolidated with or into the Company or a Subsidiary (and not incurred as a result of, or in anticipation of, such transaction); provided, that such Lien relates solely to the Property subject thereto;

          (v) Liens on Property existing at the time of the acquisition thereof (and not incurred as a result of, or in anticipation of, such transaction); provided that such Lien relates solely to the Property subject thereto;


          (vi) Liens incurred or pledges and deposits in connection with worker's compensation, unemployment insurance and other social security benefits, statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature (and obligations with respect to any letters of credit issued in favor of the Company or a Subsidiary and in order to secure or obtain any of the foregoing), in each case incurred in the ordinary course of business and not in connection with the borrowing of money;

          (vii) Liens imposed by law or arising by operation of law, including, without limitation, landlords', mechanics', carriers', warehousemen's, materialmen's, suppliers' and vendors' Liens and Liens for master's and crew's wages and other similar maritime Liens, and incurred in the ordinary course of business;

          (viii) zoning restrictions, easements, licenses, covenants, reservations, restrictions on the use of real property and defects, irregularities and deficiencies in title to real property that do not, individually or in the aggregate, materially affect the ability of the Company or any Subsidiary to conduct its business as presently conducted;

          (ix) Liens for taxes or assessments or other governmental charges or levies not yet due and payable, or the validity of which is being contested by the Company or a Subsidiary in good faith by appropriate proceedings upon stay of execution or the enforcement thereof and for which adequate reserves in accordance with GAAP or other appropriate provision has been made;


          (x) Liens to secure the payment of all or a part of the purchase price or construction cost of Property acquired or constructed after the Issue Date; provided that (a) the principal amount of Indebtedness secured by such Liens shall not exceed the lesser of cost or Fair Market Value of the Assets or Property so acquired or constructed; and (b) such Liens shall not encumber any other assets or Property of the Company or any Subsidiary and shall attach to such Property within 120 days of the construction or acquisition of such Property;



          (xi) Liens securing Capital Lease Obligations; provided, that such Liens secure Capital Lease Obligations which, when combined with (a) the outstanding secured Indebtedness of the Company (other than Indebtedness secured by Liens described in clauses (ii), (iii), (x) and (xix) hereof),
     (b) all Indebtedness and the aggregate liquidation value of all preferred stock of any Subsidiary (other than a Non-Recourse Subsidiary) incurred and outstanding in accordance with Section 10.10 (other than of the type described in clauses (iii), (x), (xv) and (xix) hereof) and (c) the aggregate amount of all other Capital Lease Obligations of the Company and the Subsidiaries, does not exceed 10% of the Consolidated Net Tangible Assets of the Company;



          (xii) Liens securing Project Finance Indebtedness incurred under clause (xiv) of the definition of "Permitted Indebtedness" as set forth in this Section 1.01; provided, that if, at the date such Project Finance Indebtedness is incurred and after giving effect to the incurrence of such Indebtedness, the Consolidated Asset Coverage Ratio shall equal or exceed
     2.50 to 1.0 and such additional Indebtedness can be incurred under paragraph (a) of Section 10.09 then, notwithstanding the $75,000,000 limitation set forth in clause (xiv) of the definition of "Permitted Indebtedness" set forth in this Section 1.01, the aggregate principal amount of Project Finance Indebtedness that may be secured under this clause (xii) shall not exceed (i) $250,000,000, if the Consolidated Interest Coverage Ratio (after giving pro forma effect to the incurrence of such Project Finance Indebtedness) shall be equal to or greater than 3.00 to 1.0 but less than 4.00 to 1.0 or (ii) $400,000,000, if the Consolidated Interest Coverage Ratio (after giving pro forma effect to the incurrence of such Project Finance Indebtedness) shall be equal to or greater than 4.00 to 1.0;


          (xiii) Liens securing Indebtedness of the Company or any Subsidiary; provided, that such Liens secure Indebtedness which, when combined with (a) the outstanding secured Indebtedness of the Company (other than Indebtedness secured by Liens described under clauses (ii), (iii), (x) and (xix) hereof), (b) all Indebtedness and the aggregate liquidation value of all preferred stock of any Subsidiary (other than a Non-Recourse Subsidiary) incurred and outstanding in accordance with
     Section 10.10 (other than of the type described in clauses (iii), (x) , (xv) and (xix) hereof) and (c) the aggregate amount of all Capital Lease Obligations of the Company and the Subsidiaries, does not exceed 10% of the Consolidated Net Tangible Assets of the Company;


          (xiv) Liens to secure any extension, renewal, refinancing or refunding (or successive extensions, renewals, refinancings or refundings), in whole or in part, of any Indebtedness secured by Liens referred to in the foregoing clauses (i), (ii), (iv) and (v); provided that such Lien does not extend to any other Property of the Company or any Subsidiary and the principal amount of the Indebtedness secured by such Lien is not increased;

          (xv) Liens granted by a Non-Recourse Subsidiary securing Non-Recourse Indebtedness of such Non-Recourse Subsidiary and Liens on the Capital Stock of a Non-Recourse Subsidiary securing Non-Recourse Indebtedness of such Non-Recourse Subsidiary;


          (xvi) any charter or lease that would not constitute an Asset Sale pursuant to clause (E) of the definition of "Asset Sale" set forth in this
     Section 1.01;



          (xvii)   leases or subleases of real property to other Persons;



          (xviii) Liens under the Safe Harbor Leases, the Letter of Credit Agreement and the Mortgage, as such terms are defined in, and as contemplated by, the Assets Purchase Agreement dated August 20, 1993, between the Company and Portal Rig Corporation, with respect to the Property being acquired pursuant to such Assets Purchase Agreement;


          (xix) Liens on (a) up to eight submersible drilling rigs, owned by the Company or any Subsidiaries as of July 1, 1996 including any improvements on such rigs, provided, that the Company may from time to time designate one or more of such rigs as Property that is not, and will not be, subject to this clause (xix) by delivery of written notice of such designation to the Trustee under this Indenture, whereupon such designated rig or rigs shall cease to be covered by this clause (xix) and, if unencumbered by any Lien (other than Permitted Liens described in clauses
     (vii), (viii) and (ix) of this definition), the Appraised Value of such designated rig or rigs as of any Measurement Date shall be included in any determination of Consolidated Asset Coverage Ratio under this Indenture or
     (b) the Property described in clause (ii)(l) of the definition of "Asset Sale" set forth in Section 1.01 of the 1996 Indenture; and


          (xx) Liens resulting from the deposit of funds or evidences of Indebtedness in trust for the purpose of defeasing Indebtedness of the Company or any of the Subsidiaries.



          "Permitted Refinancing Indebtedness" means Indebtedness of the Company or a Subsidiary, incurred in exchange for, or the proceeds of which are used to renew, extend, refinance, refund or repurchase, outstanding Indebtedness of the Company or any Subsidiary which outstanding Indebtedness was incurred in accordance with, or is otherwise permitted by, the terms of this Indenture, other than any such Indebtedness permitted pursuant to clause
(xi) of the definition of "Permitted Indebtedness" set forth in this Section 1.01; provided that (i) if the Indebtedness being renewed, extended, refinanced, refunded or repurchased is pari passu with or subordinated in right of payment to the Notes, then such new Indebtedness is pari passu with or subordinated in right of payment to, as the case may be, the Notes at least to the same extent as the Indebtedness being renewed, extended, refinanced, refunded or repurchased, (ii) such new Indebtedness is scheduled to mature later than the Indebtedness being renewed, extended, refinanced, refunded or repurchased, (iii) such new Indebtedness has an Average Life at the time such Indebtedness is incurred that is greater than the Average Life of the Indebtedness being renewed, extended, refinanced, refunded or repurchased and
(iv) such new Indebtedness is in an aggregate principal amount (or, if such Indebtedness provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof, the original issue price of such Indebtedness is) not in excess of the aggregate principal amount then outstanding of the Indebtedness being renewed, extended, refinanced, refunded or repurchased (or if the Indebtedness being renewed, extended, refinanced, refunded or repurchased provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof, the original issue price of such Indebtedness plus any accreted value attributable thereto since the original issuance of such Indebtedness) plus the amount of any premium required to be paid in connection therewith pursuant to the terms of such Indebtedness or the amount of any premium reasonably determined by the Company or the Subsidiary, as applicable, as necessary to accomplish the foregoing by means of a tender or exchange offer or privately negotiated purchase, plus the amount of fees and expenses in connection therewith; provided, further that Permitted Refinancing Indebtedness shall not include (a) Indebtedness of a Subsidiary that is incurred to renew, extend, refinance, refund or repurchase Indebtedness of the Company and (b) Indebtedness (other than Non-Recourse Indebtedness of the related Non-Recourse Subsidiary) that is incurred to renew, extend, refinance, refund or repurchase Non-Recourse Indebtedness of such Non-Recourse Subsidiary.



          "Preferred Stock" means the $1.50 Convertible Preferred Stock of the Company outstanding as of July 1, 1996.



          "Project Finance Indebtedness" of a Person means any Indebtedness the proceeds of which will be used solely to make capital expenditures to repair, refurbish, upgrade or improve one or more drilling rigs owned or acquired (or to be owned or acquired) by such Person or an Affiliate thereof.

          SECTION 10.07. Transactions with Affiliates. Subsequent to the Issue Date, the Company shall not, and shall not permit any Subsidiary to, directly or indirectly, enter into or permit to exist any transaction or series of related transactions (including, but not limited to, the purchase, sale, lease or exchange of Property, the making of any Investment, the giving of any Guarantee or the rendering of any service) with any Affiliate of the Company other than the Company or a Wholly Owned Subsidiary except a Non-Recourse Subsidiary unless (i) such transaction or series of related transactions is on terms no less favorable to the Company or such Subsidiary than those that could be obtained in a comparable arm's length transaction with a Person that is not such an Affiliate and (ii) (a) with respect to a transaction or series of related transactions that has a Fair Market Value in excess of $2,000,000 but less than $5,000,000, the Company delivers an Officers' Certificate to the Trustee certifying that such transaction or series of related transactions complies with clause (i) above and (b) with respect to a transaction or series of related transactions that has a Fair Market Value equal to, or in excess of, $5,000,000, the transaction or series of related transactions is approved by a majority of the Board of Directors (including a majority of the disinterested directors), which approval is set forth in a Board Resolution certifying that such transaction or series of related transactions complies with clause (i) above.

          SECTION 10.08. Limitation on Restricted Payments. (a) The Company shall not, nor shall it permit any of its Subsidiaries (other than Non-Recourse Subsidiaries) to, make any Restricted Payment if at the time thereof, and after giving effect thereto (the amount of any such payment to be made other than in cash to be determined by the Board of Directors, which determination shall be conclusive and evidenced by a Board Resolution), (i) any Default shall have occurred and be continuing or would result therefrom, (ii) the incurrence of at least $1.00 of additional Indebtedness would not be permitted under Section 10.09(a) or (iii) the aggregate amount of all Restricted Payments declared or made on or subsequent to the Issue Date by the Company or any Subsidiary (other than a Non-Recourse Subsidiary) would exceed the sum of (A) 50% (or if Consolidated Net Income of the Company shall be a deficit, minus 100% of such deficit) of the aggregate Consolidated Net Income of the Company accrued during the period beginning on October 1, 1993 and ending on the last day of the fiscal quarter immediately preceding the date of such proposed Restricted Payment, (B) an amount equal to (x) the aggregate net cash proceeds received by the Company, subsequent to October 7, 1993, from the issuance or sale (other than to a Subsidiary), subsequent to October 7, 1993, of shares of its Capital Stock (excluding Redeemable Stock, but including Capital Stock of the Company issued upon the exercise of options, warrants or rights to purchase Capital Stock (other than Redeemable Stock) of the Company and including the Equity Offerings), and (y) the liability (expressed as a positive number) in accordance with GAAP of any Indebtedness of the Company, or the carrying value of any Redeemable Stock or the Preferred Stock, which has been converted into, exchanged for or satisfied by the issuance of shares of Capital Stock (other than Redeemable Stock) of the Company, subsequent to October 7, 1993, (C) in the case of the disposition or repayment of any Investment constituting a Restricted Payment made after July 1, 1996 in compliance with this Section
10.08 and the other provisions of this Indenture, an amount equal to the lesser of the return of capital with respect to such Investment and the initial amount of such Investment, in either case, minus the cost of the disposition of such Investment and (D) $10,000,000.


          (b) The provisions of this Section 10.08 shall not prevent the Company or any Subsidiary from paying a dividend on Capital Stock of any class within 60 days after the declaration thereof if, on the date of declaration, the Company or such Subsidiary could have paid such dividend in compliance with the other provisions of this Section 10.08 and the other provisions of this Indenture. The aggregate amount of dividends paid by the Company or any Subsidiary pursuant to this subsection shall be included in all subsequent computations under subsection (a) above.


          (c) The provisions of this Section 10.08 shall not prevent the Company from paying regular dividends on the Preferred Stock. The aggregate amount of dividends paid by the Company pursuant to this subsection shall not be included in subsequent computations under subsection (a) above.


          (d) The provisions of this Section 10.08 shall not prevent the Company or any Subsidiary from repurchasing or redeeming shares of Capital Stock or Subordinated Indebtedness of the Company out of the net cash proceeds from the substantially concurrent issuance or sale (other than to a Subsidiary except a Non-Recourse Subsidiary) of Capital Stock of the Company (other than Redeemable Stock); provided, that the net cash proceeds from such sale are excluded from clause (iii)(B) of subsection (a) above to the extent such proceeds are applied to purchase or redeem such Capital Stock or Subordinated Indebtedness. The aggregate amount of Restricted Payments made by the Company or any Subsidiary pursuant to this subsection shall not be included in subsequent computations under subsection (a) above.

          (e) The provisions of this Section 10.08 shall not prevent the Company or any Subsidiary from exchanging, repurchasing or redeeming Subordinated Indebtedness of the Company (the "Retired Indebtedness") solely in exchange for, or out of the net cash proceeds from the substantially concurrent sale of, Subordinated Indebtedness of the Company, so long as such new Subordinated Indebtedness (i) is subordinated to the Notes at least to the same extent as the Retired Indebtedness, (ii) is scheduled to mature no earlier than the scheduled maturity of the Retired Indebtedness and (iii) has an Average Life at the time incurred that is greater than the Average Life of the Retired Indebtedness. The aggregate amount of consideration paid by the Company pursuant to this subsection shall not be included in subsequent computations under subsection (a) above.

          SECTION 10.10. Limitation on Subsidiary Indebtedness and Preferred Stock. The Company shall not permit any Subsidiary to, directly or indirectly, create, incur, assume, Guarantee or otherwise become liable with respect to the payment of (collectively, "incur"), any Indebtedness or to issue or suffer to exist any preferred stock, other than:


                 (i)      Indebtedness described in clauses (ii), (iii), (iv),
          (v), (vi), (viii), (ix), (xi), (xii), (xiii) and (xiv) of the definition of "Permitted Indebtedness";


                 (ii) Indebtedness of a Subsidiary which represents the assumption by such Subsidiary of Indebtedness (other than Non-Recourse Indebtedness) of another Subsidiary in connection with a merger of such Subsidiaries; provided that no Subsidiary or any successor (by way of merger) thereto existing on the Issue Date shall assume or otherwise incur any Indebtedness of an entity which is not a Subsidiary on the Issue Date, except to the extent that such Subsidiary would be permitted to incur such Indebtedness under this Indenture;

                 (iii) Indebtedness or preferred stock of any Person existing at the time such Person becomes a Subsidiary; provided, that such Indebtedness was not incurred in anticipation of such corporation becoming a Subsidiary and would otherwise be permitted pursuant to
          Section 10.09(a);

                 (iv) Indebtedness or preferred stock issued to and held by the Company or a Wholly Owned Subsidiary other than a Non-Recourse Subsidiary, so long as the transfer of such Indebtedness or preferred stock to a Person other than the Company or any Wholly Owned Subsidiary would be deemed to constitute the issuance of such Indebtedness or preferred stock by the issuer thereof;

                 (v) Indebtedness or preferred stock issued in exchange for, or the proceeds of which are used to refinance, repurchase or redeem, Indebtedness or preferred stock described in clause (iii) of this Section 10.10 or in clause (ii) of the definition of "Permitted Liens" (the "Retired Indebtedness or Stock"), provided that the Indebtedness or the preferred stock so issued has (A) a principal amount or liquidation value, as the case may be, not in excess of the principal amount or liquidation value of the Retired Indebtedness or Stock, (B) a final redemption date later than the stated maturity or final redemption date (if any) of the Retired Indebtedness or Stock and (C) an Average Life at the time of issuance of such Indebtedness or preferred stock that is greater than the Average Life of the Retired Indebtedness or Stock; or


                 (vi) Indebtedness or preferred stock of a Subsidiary, which, when combined with (A) the aggregate amount of all other outstanding Indebtedness of the Subsidiaries plus the aggregate liquidation value of all preferred stock of any Subsidiary, in either case excluding any Non-Recourse Subsidiary (other than Indebtedness secured by Liens described under clauses (iii), (x), (xv) and (xix) of the definition of "Permitted Liens"), plus (B) the aggregate amount of all Indebtedness of the Company secured by Liens (other than such Indebtedness secured by Liens described under clauses (ii), (iii),
          (x), (xv) and (xix) of the definition of "Permitted Liens"), plus (C) the aggregate amount of all Capital Lease Obligations of the Company and the Subsidiaries, shall not exceed 10% of the Company's Consolidated Net Tangible Assets.

         SECTION 5.01.   Events of Default.

         ...


         (5) a default under any bond, debenture, note or other evidence of Indebtedness (other than Non-Recourse Indebtedness) of the Company or any Subsidiary, or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness (other than Non-Recourse Indebtedness) of the Company or any Subsidiary, whether such Indebtedness now exists or shall hereafter be created, which default shall involve the failure to pay principal on such Indebtedness at the final maturity thereof or which shall have resulted in such Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable in an amount in excess of $10,000,000 for any Indebtedness individually or in the aggregate; or



         (6) the entry by a court of competent jurisdiction of one or more judgments or orders against the Company or any Subsidiary in an uninsured or unindemnified aggregate amount in excess of $10,000,000 which remain undischarged or unsatisfied for a period of 60 consecutive days after the right to appeal them has expired; or



         (7) the entry of a decree or order for relief in respect of the Company or any Material Subsidiary by a court of competent jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other Federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or any Material Subsidiary or of any substantial part of the Property of the Company or any Material Subsidiary, or ordering the winding up or liquidation of the affairs of the Company or any Material Subsidiary, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or



         (8) (a) the commencement by the Company or any Material Subsidiary of a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or (b) the consent by the Company or any Material Subsidiary to the entry of an order for relief in an involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or any Material Subsidiary or of any substantial part of the of Property the Company or any Material Subsidiary, or the making by the Company or any Material Subsidiary of an assignment for the benefit of creditors, or the admission by the Company or any Material Subsidiary in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Material Subsidiary in furtherance of any such action.